Quarterly Report | August 31, 2018

2018 3rd Quarter Report Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise
2018 3rd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Table of contents

Letter to Stockholders		2	TPZ: Fund Focus	16
TYG:	Fund Focus	4	Financial Statements	19
NTG:	Fund Focus	7	Notes to Financial Statements	52
TTP:	Fund Focus	10	Additional Information	69
NDP:	Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2018 3rd Quarter Report | August 31, 2018

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,434.5
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,644.7
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$266.3
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$247.1
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$206.5

[1]	As of 9/30/2018
[2]	As of 8/31/2018

(unaudited)

Tortoise	1

Tortoise
Third quarter 2018 report to closed-end fund stockholders

Dear stockholders,

The broader energy sector, as represented by the S&P Energy Select Sector® Index, pulled back after the strong double-digit returns of the previous fiscal quarter, returning -1.4% during the third fiscal quarter ending Aug. 31, 2018. Commodity prices were fairly stable throughout the period with relatively flat crude oil and natural gas prices. Sentiment for the midstream sector improved with positive fundamentals and the continued buildout of midstream pipeline projects. Second quarter energy sector earnings season calls were also positive with several companies beating earnings estimates and in many cases raising guidance. Also, as noted in last quarter’s report, in July, the Federal Energy Regulatory Commission (FERC) changed direction from its March income tax allowance decision, creating a positive catalyst for MLPs.

Upstream

Crude oil prices, represented by West Texas Intermediate (WTI), opened the third fiscal quarter at $67.04 per barrel, quickly hit a low for the period of $64.73 on June 6, then peaked at $74.15 at the end of June and ended the fiscal quarter at $69.80 per barrel. Oil prices continued to rise in September reaching highs not seen since 2014.

Upstream oil and gas producers had slightly negative performance in the fiscal quarter with the Tortoise North American Oil and Gas Producers IndexSM returning -0.6%, driven in part by slowing production growth in the Permian basin. While the upstream sector’s performance was significantly lower than the second fiscal quarter’s double-digit positive return, we anticipate improvement in this sector as infrastructure build-out in the Permian picks up along with an increase in commodity exports. Many U.S. oil producers are remaining disciplined, focusing on returns on equity and generating free cash flow. Evidence of this discipline is in the oil rig count that was effectively unchanged over the last three months.1

U.S. crude oil production is expected to average 10.7 million barrels per day (MMbbl/d) in 2018 and is projected to average 11.5 MMbbl/d in 2019.2 Preliminary estimates from the Energy Information Administration indicate that the U.S. overtook Saudi Arabia and Russia as the largest crude oil producer in the world, more than doubling production levels since the 2008 financial crisis. Globally, we believe the crude oil supply/demand balance is tight and will likely further tighten in 2019.

Natural gas prices were mostly flat and continued to hover in the sub $3 price range during the third fiscal quarter. Natural gas prices opened the fiscal quarter at $2.94 per million British thermal units (MMBtu) and ended the fiscal quarter at $2.96. Natural gas use for electric power generation during the summer months lowered existing inventory levels and slowed the pace of inventory injection. Natural gas production is expected to average 80.1 billion cubic feet per day (bcf/d) in 2018 and 86.2 bcf/d in 2019.3

Midstream

The midstream sector had another period of strong performance with FERC’s revised income tax allowance and an additional tailwind from a strong earnings season as many companies reported better than expected results. The Tortoise North American Pipeline Index® returned 5.0% for the third fiscal quarter and the Tortoise MLP Index® returned 5.4% for the same period.

MLPs continued to simplify their structure through consolidation and/or elimination of the incentive distribution rights (IDRs). The effect of these efforts is a lower cost of capital and more retained cash flow. This excess cash flow is typically used to finance new projects or debt reduction.

Further, the elimination of IDRs and in some cases a consolidation of the limited and general partner has led to an improved alignment between managers and owners. The majority of MLPs comprising the Tortoise MLP Index® no longer have IDRs. In fact, six of the seven largest MLPs do not have IDRs and with the recent announcement by Energy Transfer Partners to consolidate, we expect all seven to not have IDRs by year-end 2018. By the end of 2019, we expect over 80% of the sector to be without IDRs. Improved corporate governance and company structure simplification are key factors to the midstream market’s ongoing recovery.

As the need for increased U.S. energy exports continues to increase, new infrastructure projects are planned which will position the U.S. as a critical supplier of energy to the rest of the world. Our outlook for capital investments remains at approximately $129 billion for 2018 to 2020 in MLPs, pipelines and related organic projects. These projects are critical to relieve takeaway capacity constraints, particularly from the Permian basin where additional infrastructure is needed to reach full production capabilities.

Downstream

The third fiscal quarter was a constructive period for refiners and petrochemical companies in the downstream segment. Crude oil basis differentials proved helpful to refiners who were able to buy crude oil at discounted prices in Midland. These refiners experienced expanded margins resulting in higher EBITDA and earnings. New petrochemical facilities have continued to come online, increasing both demand for and prices of ethane. We expect ethane rejection to decline with these elevated prices, which should additionally benefit midstream companies with natural gas liquids (NGL) infrastructure.

The changes in U.S. net imports of energy has been staggering. Net imports peaked in 2005 at over 30 quadrillion BTUs. By the end of 2017, that number had shrunk by over 75% to about 7 quadrillion BTUs. That trend has continued. For the first six months of 2018, net imports were down another 45% relative to the same period in 2017.4 All in all, net imports for crude and petroleum have fallen almost 90% from the peak in 2005, according to the EIA. The growing trend of exporting has been a catalyst for that shift. The U.S. is forecasted to export nearly 5 million barrels of oil per day by 2023.5

(unaudited)

2	Tortoise

2018 3rd Quarter Report | August 31, 2018

The renewable energy sector has continued to grow with an expected 8% growth of U.S. wind generation year-over-year in 2018, while U.S. solar generation is expected to rise year-over-year by 24% for the same period.2 As natural gas continues to displace coal, carbon dioxide emissions have declined resulting in a positive environmental impact. For example, carbon dioxide emissions from the power sector declined nearly 30% from the peak and are expected to decline further4.

Capital markets

Capital markets activity slowed during the third fiscal quarter with midstream MLPs and other pipeline companies raising approximately $10.6 billion in total capital, with nearly all of the issuance in debt. Private equity transactions continue to offer an alternative for companies and we expect non-core energy pipeline asset sales to private equity to continue into 2019.

With the continuation of simplification transactions, the largest merger and acquisition activity among MLPs and other pipeline companies was Energy Transfer Equity L.P.’s (ETE) announced transaction to merge with Energy Transfer Partners L.P. (ETP), eliminating ETE’s IDRs and further aligning economic interests within the family.

Concluding thoughts

In our view, energy fundamentals are compelling with expectations that U.S. production growth for crude oil and natural gas will continue over the next five years. Producers continue to improve their drilling and completion techniques by drilling further horizontally and using more frac sand. For midstream companies tasked to transport energy commodities, we expect U.S. production growth to result in greater cash flow. Midstream sector fundamentals remain strong and MLPs made great strides over the past several years reducing costs of capital and improving alignment with unitholders. While the broad market has been trading at valuations above historical levels, MLPs have been trading at valuations well below those levels. We believe these factors demonstrate a compelling opportunity for energy for the remainder of 2018 and 2019.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Baker Hughes
2	Energy Information Administration, Short-Term Energy Outlook, September 2018
3	PIRA Natural Gas, September 2018
4	Energy Information Administration, Monthly Energy Review, September 2018
5	IEA Annual Outlook, February 2018

The Board of Directors of Tortoise Energy Infrastructure Corp. (“TYG”) has approved an amendment to the Fund’s investment policy. Effective on or about November 5, 2018, under normal circumstances, the Fund will invest at least 70% of its total assets in equity securities of MLPs and midstream entities. Currently, the Fund’s investment policy stipulates that at least 70% of its total assets be invested in equity securities of MLPs. The policy that the Fund invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies remains unchanged.

The Board of Directors of Tortoise MLP Fund, Inc. (“NTG”) has approved a change to the Fund’s name and an amendment to its investment policy both effective upon 60 days’ written notice to stockholders. The name of the Fund will be Tortoise Midstream Energy Fund, Inc. In addition, effective at the same time as the change in name, under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of midstream energy entities in the energy infrastructure sector, including MLPs, with at least 50% of its total assets in equity securities of natural gas infrastructure entities. Currently, the Fund’s investment policy stipulates that at least 80% of its total assets be invested in equity securities of MLPs.

The amendments to the investment policies and name change of NTG will allow greater flexibility for the Funds to invest in midstream entities organized as C corporations and does not alter the investment thesis for the Funds. Ticker symbols and CUSIP numbers for the Funds will not change.

(unaudited)

Tortoise	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The midstream sector had another period of strong performance with FERC’s revised income tax allowance and an additional tailwind from a strong earnings season as many companies reported better than expected results. MLPs continued to simplify their structure through consolidation and/or elimination of the incentive distribution rights (IDRs). The effect of these efforts is a lower cost of capital and more retained cash flow. This excess cash flow is typically to finance new projects or debt reduction. The fund’s market-based and NAV-based returns for the fiscal quarter ending Aug. 31, 2018 were 0.4% and 8.1%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 5.4% for the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 8/31/2018)	9.3%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$32.4275
Market-based total return	0.4%
NAV-based total return	8.1%
Premium (discount) to NAV (as of 8/31/2018)	0.5%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	ETE proposed acquisition of ETP for 11% premium in simplification transaction
Andeavor Logistics LP	Midstream crude oil pipeline MLP	Completed $1.6 billion drop down of Permian assets at attractive acquisition multiple
Williams Partners L.P.	Midstream gathering and processing MLP	Simplification transaction closed in August and was well received by the market
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Expected crude oil production growth from Permian Basin
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	ENB increased its acquisition offer for SEP shares in simplification transaction

Bottom five contributors	Company type	Performance driver
Williams Companies, Inc.	Midstream gathering and processing company	Acquisition of WPZ closed in August with WMB trading down following the closing of the transaction
Valero Energy Partners LP	Midstream refined product pipeline MLP	Strategic review from parent VLO could limit drop-down inventory and distribution growth in future
Western Gas Partners LP	Midstream gathering and processing MLP	Concerns regarding drilling regulations in Colorado
Noble Midstream Partners LP	Midstream gathering and processing MLP	Concerns regarding drilling regulations in Colorado
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Modest refined product volume growth

Unlike the fund return, index return is pre-expenses and taxes

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

4	Tortoise

2018 3rd Quarter Report | August 31, 2018

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its Distributable cash flow (“DCF”) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments increased approximately 4.3% as compared to 2nd quarter 2018 primarily due to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 7.5% during the quarter due to higher asset-based fees. Overall leverage costs increased approximately 3.9% as compared to 2nd quarter 2018 due to increased leverage utilization as well as higher interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 4.4% as compared to 2nd quarter 2018. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 3rd quarter 2017. The fund has paid cumulative distributions to stockholders of $32.4275 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2018 (in thousands):

	YTD 2018	3rd Qtr 2018
Net Investment Loss, before Income Taxes	$(41,602)	$(9,616)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	140,282	44,143
Other	717	44
DCF	$99,397	$34,571

Leverage

The fund’s leverage utilization increased $4.2 million during 3rd quarter 2018 and represented 28.3% of total assets at August 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 75% of the leverage cost was fixed, the weighted-average maturity was 4.1 years and the weighted-average annual rate on leverage was 3.68%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed. During the quarter, $12.5 million Senior Notes with a fixed interest rate of 4.55% matured. The fund utilized its credit facilities to facilitate the maturity of the Senior Notes.

Income taxes

During 3rd quarter 2018, the fund’s deferred tax liability increased by $19.9 million to $255.3 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $55.1 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017		2018
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$45,456	$44,323	$43,107	$44,308	$46,231
Dividends paid in kind	—	—	910	850	879
Premiums on options written	415	27	11	—	5
Total from investments	45,871	44,350	44,028	45,158	47,115
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	5,950	5,533	5,487	5,091	5,496
Other operating expenses	441	443	430	431	442
	6,391	5,976	5,917	5,522	5,938
Distributable cash flow before leverage costs and current taxes	39,480	38,374	38,111	39,636	41,177
Leverage costs(2)	6,362	6,365	6,389	6,532	6,606
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$33,118	$32,009	$31,722	$33,104	$34,571
As a percent of average total assets(5)
Total from investments	7.13%	7.53%	7.78%	8.11%	7.83%
Operating expenses before leverage costs and current taxes	0.99%	1.01%	1.04%	0.99%	0.99%
Distributable cash flow before leverage costs and current taxes	6.14%	6.52%	6.74%	7.12%	6.84%
As a percent of average net assets(5)
Total from investments	13.48%	14.12%	12.90%	13.80%	12.84%
Operating expenses before leverage costs and current taxes	1.88%	1.90%	1.73%	1.69%	1.62%
Leverage costs and current taxes	1.87%	2.03%	1.87%	2.00%	1.80%
Distributable cash flow	9.73%	10.19%	9.30%	10.11%	9.42%

Selected Financial Information
Distributions paid on common stock	$32,253	$32,299	$33,604	$34,474	$35,089
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	102.7%	99.1%	94.4%	96.0%	98.5%
Net realized gain, net of income taxes, for the period	35,440	4,981	7,427	25,214	55,082
Total assets, end of period(7)	2,467,104	2,235,315	2,212,708	2,328,573	2,461,343
Average total assets during period(7)(8)	2,552,438	2,363,776	2,296,522	2,208,894	2,387,915
Leverage(9)	700,000	690,200	667,300	686,800	695,800
Leverage as a percent of total assets	28.4%	30.9%	30.2%	29.5%	28.3%
Net unrealized depreciation, end of period	(330,549)	(418,421)	(311,939)	(239,363)	(170,043)
Net assets, end of period	1,296,782	1,181,528	1,315,850	1,396,104	1,499,967
Average net assets during period(10)	1,349,973	1,259,521	1,383,798	1,298,263	1,455,299
Net asset value per common share	26.30	23.93	25.59	26.49	27.97
Market value per share	28.47	25.86	27.70	28.67	28.12
Shares outstanding (000’s)	49,311	49,379	51,416	52,698	53,635

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)

“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, and amortization on certain investments.

(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise

2018 3rd Quarter Report | August 31, 2018

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The midstream sector had another period of strong performance with FERC’s revised income tax allowance and an additional tailwind from a strong earnings season as many companies reported better than expected results. MLPs continued to simplify their structure through consolidation and/or elimination of the incentive distribution rights (IDRs). The effect of these efforts is a lower cost of capital and more retained cash flow. This excess cash flow is typically used to finance new projects or debt reduction. The fund’s market-based and NAV-based returns for the fiscal quarter ending Aug. 31, 2018 were -9.3% and 3.3%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 5.4% for the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 8/31/2018)	10.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$13.3475
Market-based total return	(9.3)%
NAV-based total return	3.3%
Premium (discount) to NAV (as of 8/31/2018)	(4.6)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	ETE proposed acquisition of ETP for 11% premium in simplification transaction
Williams Partners L.P.	Midstream gathering and processing MLP	Simplification transaction closed in August and was well received by the market
Andeavor Logistics LP	Midstream crude oil pipeline MLP	Completed $1.6 billion drop down of Permian assets at attractive acquisition multiple
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Expected crude oil production growth from Permian Basin
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	ENB increased its acquisition offer for SEP shares in simplification transaction

Bottom five contributors	Company type	Performance driver
Williams Companies, Inc.	Midstream gathering and processing company	Acquisition of WPZ closed in August with WMB trading down following the closing of the transaction
Western Gas Partners LP	Midstream gathering and processing MLP	Concerns regarding drilling regulations in Colorado
Valero Energy Partners LP	Midstream refined product pipeline MLP	Strategic review from parent VLO could limit drop-down inventory in and distribution growth in future
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Modest refined product volume growth
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Relative underperformance following recent outsized performance

Unlike the fund return, index return is pre-expenses and taxes

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its Distributable cash flow (“DCF”) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments increased approximately 19.4% as compared to 2nd quarter 2018 due primarily to the impact of trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 6.1% during the quarter due to higher asset-based fees. Leverage costs increased approximately 0.8% as compared to 2nd quarter 2018 due to increased leverage utilization as well as higher interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 25.7% as compared to 2nd quarter 2018. The fund issued 15,802,094 common shares in a rights offering during the quarter. Net proceeds from the offering of approximately $222 million were used to purchase additional portfolio securities, contributing to the increase in income from investments and DCF. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 3rd quarter 2017. The fund has paid cumulative distributions to stockholders of $13.3475 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2018 (in thousands):

	YTD 2018	3rd Qtr 2018
Net Investment Loss, before Income Taxes	$(23,168)	$(6,340)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	84,956	30,390
Other	979	194
DCF	$62,767	$24,244

Leverage

The fund’s leverage utilization increased by $13.9 million during 3rd quarter 2018 and represented 27.7% of total assets at August 31, 2018. This increase was primarily in relation to the rights offering. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 70% of the leverage cost was fixed, the weighted-average maturity was 3.5 years and the weighted-average annual rate on leverage was 3.78%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 3rd quarter 2018, the fund’s deferred tax liability increased by $22.3 million to $110.5 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized gains of $41.4 million during the quarter. As of August 31, 2018, the fund had net operating losses of $55 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise

2018 3rd Quarter Report | August 31, 2018

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017		2018
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$27,094	$26,506	$26,429	$26,236	$31,413
Dividends paid in kind	—	—	546	621	643
Premiums on options written	242	32	—	—	—
Total from investments	27,336	26,538	26,975	26,857	32,056
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,490	3,279	3,294	3,054	3,251
Other operating expenses	324	312	316	321	330
	3,814	3,591	3,610	3,375	3,581
Distributable cash flow before leverage costs and current taxes	23,522	22,947	23,365	23,482	28,475
Leverage costs(2)	4,146	4,147	4,127	4,197	4,231
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,376	$18,800	$19,238	$19,285	$24,244

As a percent of average total assets(5)
Total from investments	7.30%	7.69%	8.01%	8.29%	8.60%
Operating expenses before leverage costs and current taxes	1.02%	1.04%	1.07%	1.04%	0.96%
Distributable cash flow before leverage costs and current taxes	6.28%	6.65%	6.94%	7.25%	7.64%
As a percent of average net assets(5)
Total from investments	12.67%	13.27%	12.85%	13.99%	13.86%
Operating expenses before leverage costs and current taxes	1.77%	1.80%	1.72%	1.76%	1.55%
Leverage costs and current taxes	1.92%	2.07%	1.97%	2.19%	1.83%
Distributable cash flow	8.98%	9.40%	9.16%	10.04%	10.48%

Selected Financial Information
Distributions paid on common stock	$19,925	$19,962	$19,962	$19,997	$20,029
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	97.2%	94.2%	96.4%	96.4%	121.0%
Net realized gain (loss), net of income taxes, for the period	13,289	(1,122)	(575)	9,963	41,385
Total assets, end of period(7)	1,437,520	1,327,977	1,298,112	1,338,664	1,651,973
Average total assets during period(7)(8)	1,486,578	1,384,718	1,365,793	1,284,852	1,479,365
Leverage(9)	439,300	443,800	440,400	443,100	457,000
Leverage as a percent of total assets	30.6%	33.4%	33.9%	33.1%	27.7%
Net unrealized appreciation, end of period	69,547	24,370	70,322	114,138	150,762
Net assets, end of period	823,888	754,085	776,371	802,440	1,077,585
Average net assets during period(10)	855,842	802,165	851,387	761,577	917,409
Net asset value per common share	17.44	15.96	16.40	16.93	17.05
Market value per common share	17.70	15.90	17.54	18.40	16.27
Shares outstanding (000’s)	47,247	47,247	47,330	47,406	63,208

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The midstream sector had another period of strong performance with FERC’s revised income tax allowance and an additional tailwind from a strong earnings season as many companies reported better than expected results. The fund’s market-based and NAV-based returns for the fiscal quarter ending Aug. 31, 2018 were 4.5% and 7.1%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 5.0% for the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 8/31/2018)	9.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in October 2011	$11.3200
Market-based total return	4.5%
NAV-based total return	7.1%
Premium (discount) to NAV (as of 8/31/2018)	(9.4)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. The notional amount of the fund’s covered calls averaged approximately 8.7% of total assets, and their out-of-the-money percentage at the time written averaged approximately 5.2% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	ETE proposed acquisition of ETP for 11% premium in simplification transaction
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Completion of simplification transaction
Targa Resources Corp.	Midstream gathering and processing company	Permian basin wet gas volume growth
Enbridge Energy Management, LLC	Midstream crude oil pipeline company	Wide crude oil price differentials indicating need for additional pipeline takeaway capacity from Canada
Enbridge Inc.	Midstream crude oil pipeline company	Wide crude oil price differentials indicating need for additional pipeline takeaway capacity from Canada

Bottom five contributors	Company type	Performance driver
Enlink Midstream, LLC	Midstream gathering and processing company	Increased uncertainty following strategic transaction with GIP
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Relative underperformance following recent outsized performance
SemGroup Corporation	Midstream crude oil pipeline company	Concerns regarding drilling regulations in Colorado
Noble Energy Inc	Upstream oil and gas producer	Concerns regarding drilling regulations in Colorado
Cimarex Energy Co	Upstream oil and gas producer	Concern over lack of pipeline takeaway capacity and impact on realized prices

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

10	Tortoise

2018 3rd Quarter Report | August 31, 2018

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 3.6% as compared to 2nd quarter 2018, primarily due to trading activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, increased approximately 7.2% during the quarter primarily due to higher asset based fees. Leverage costs increased 3.5% as compared to 2nd quarter 2018 primarily as a result of increased interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 6.8% as compared to 2nd quarter 2018. In addition, the fund had net realized gains on investments of $0.8 million during 3rd quarter 2018. The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 3rd quarter 2017.

The fund has paid cumulative distributions to stockholders of $11.32 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2018 (in thousands):

	YTD 2018	3rd Qtr 2018
Net Investment Loss	$(1,166)	$(374)
Adjustments to reconcile to DCF:
Net premiums on options written	3,654	1,235
Distributions characterized as return of capital	7,851	2,601
Dividends paid in stock	1,102	359
Other	155	76
DCF	$11,596	$3,897

Leverage

The fund’s leverage utilization increased by $0.7 million during 3rd quarter 2018 and represented 26.4% of total assets at August 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 62% of the leverage cost was fixed, the weighted-average maturity was 1.7 years and the weighted-average annual rate on leverage was 3.71%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017		2018
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Dividends and distributions from investments, net of foreign taxes withheld	$3,780	$3,559	$3,498	$3,875	$3,716
Dividends paid in kind	242	329	397	480	497
Net premiums on options written	1,126	967	1,125	1,294	1,235
Total from investments	5,148	4,855	5,020	5,649	5,448
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	756	729	732	683	734
Other operating expenses	146	132	149	150	159
	902	861	881	833	893
Distributable cash flow before leverage costs	4,246	3,994	4,139	4,816	4,555
Leverage costs(2)	578	579	620	636	658
Distributable Cash Flow(3)	$3,668	$3,415	$3,519	$4,180	$3,897

Net realized gain (loss) on investments and foreign currency
translation, for the period	$292	$354	$532	$(1,118)	$826
As a percent of average total assets(4)
Total from investments	7.35%	7.28%	7.70%	9.03%	8.16%
Operating expenses before leverage costs	1.29%	1.29%	1.35%	1.33%	1.34%
Distributable cash flow before leverage costs	6.06%	5.99%	6.35%	7.70%	6.82%
As a percent of average net assets(4)
Total from investments	9.93%	9.79%	10.24%	12.65%	11.09%
Operating expenses before leverage costs	1.74%	1.74%	1.80%	1.87%	1.82%
Leverage costs	1.11%	1.17%	1.26%	1.42%	1.34%
Distributable cash flow	7.08%	6.88%	7.18%	9.36%	7.93%

Selected Financial Information
Distributions paid on common stock	$4,082	$4,082	$4,082	$4,081	$4,082
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	274,878	259,175	245,155	258,764	268,532
Average total assets during period(5)(6)	278,007	267,349	264,274	248,147	264,986
Leverage(7)	68,000	69,300	69,800	70,100	70,800
Leverage as a percent of total assets	24.7%	26.7%	28.5%	27.1%	26.4%
Net unrealized depreciation, end of period	(21,276)	(27,789)	(38,233)	(17,798)	(6,280)
Net assets, end of period	199,503	188,517	173,723	187,444	196,073
Average net assets during period(8)	205,675	198,953	198,872	177,138	194,846
Net asset value per common share	19.92	18.82	17.34	18.71	19.58
Market value per common share	18.43	17.01	16.93	17.36	17.73
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise

2018 3rd Quarter Report | August 31, 2018

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

Performance of upstream oil and gas producers were restrained driven in part by slowing production growth in the Permian basin. As such, liquids producers, particularly those located in the Permian, detracted the most from performance during the period. While the upstream sector’s performance was significantly lower than the second fiscal quarter’s double-digit positive return, we anticipate improvement in this sector as infrastructure build-out in the Permian picks up along with an increase in commodity exports. Many U.S. oil producers are remaining disciplined, focusing on returns on equity and generating free cash flow. The fund’s market-based and NAV-based returns for the fiscal quarter ending Aug. 31, 2018 were 5.5% and 0.1%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -0.6% for the same period.

Third fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 8/31/2018)	13.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders since inception in July 2012	$10.5000
Market-based total return	5.5%
NAV-based total return	0.1%
Premium (discount) to NAV (as of 8/31/2018)	7.9%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 75.0% of total assets and their out-of-the-money percentage at the time written averaged approximately 7.7% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	ETE proposed acquisition of ETP for 11% premium in simplification transaction
Enbridge Energy Management, LLC	Midstream crude oil pipeline company	Wide crude oil price differentials indicating need for additional pipeline takeaway capacity from Canada
Cabot Oil & Gas Corporation	Upstream liquids producer	Improving natural gas prices and completion of strategic pipeline
WPX Energy Inc	Upstream oil and gas producer	Reported better than expected production growth
Spectra Energy Partners, LP	Natural gas pipeline MLP	ENB increased its acquisition offer for SEP shares in simplification transaction

Bottom five contributors	Company type	Performance driver
Pioneer Natural Resources Co	Upstream liquids producer	Wider Permian basis differentials reducing cash flow
Covia Holding Corp	Raw materials	Increasing competition from alternative sand providers hurting margins
Anadarko Petroleum Corporation	Upstream oil and gas producer	Higher oil prices and widening Permian basis differential propelled non-Permian oil producers
WildHorse Resource Development Corporation	Upstream oil and gas producer	Potential for infrastructure constraints in Eagle Ford basin to hinder production growth
Cimarex Energy Co	Upstream oil and gas producer	Concern over lack of pipeline takeaway capacity and impact on realized prices

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments increased approximately 9.7% as compared to 2nd quarter 2018, primarily due to higher income on premiums from sales of covered call options. Operating expenses, consisting primarily of fund advisory fees, increased approximately 1.5% during the quarter due primarily to higher asset-based fees. Total leverage costs increased approximately 10.7% as compared to 2nd quarter 2018, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 11.0% as compared to 2nd quarter 2018. In addition, the fund had net realized gains on investments of $6.4 million during 3rd quarter 2018.

The fund maintained its quarterly distribution of $0.4375 per share during 3rd quarter 2018, which was equal to the distribution paid in the prior quarter and 3rd quarter 2017. The fund has paid cumulative distributions to stockholders of $10.50 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2018 (in thousands):

	YTD 2018	3rd Qtr 2018
Net Investment Loss	$(3,311)	$(1,015)
Adjustments to reconcile to DCF:
Net premiums on options written	18,420	6,870
Distributions characterized
as return of capital	3,675	945
Other	504	158
DCF	$19,288	$6,958

Leverage

The fund’s leverage utilization decreased $0.6 million as compared to 2nd quarter 2018. The fund utilizes all floating rate leverage that had an interest rate of 2.91% and represented 26.9% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise

2018 3rd Quarter Report | August 31, 2018

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017		2018
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,526	$1,441	$1,453	$1,363	$1,139
Dividends paid in stock	132	135	194	221	229
Net premiums on options written	5,754	5,720	5,627	5,923	6,870
Total from investments	7,412	7,296	7,274	7,507	8,238
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	686	681	693	662	671
Other operating expenses	135	125	141	144	147
	821	806	834	806	818
Distributable cash flow before leverage costs	6,591	6,490	6,440	6,701	7,420
Leverage costs(2)	322	325	376	435	462
Distributable Cash Flow(3)	$6,269	$6,165	$6,064	$6,266	$6,958

Net realized gain (loss) on investments and foreign currency
translation, for the period	$(2,332)	$(18,793)	$5,881	$(16,976)	$6,433
As a percent of average total assets(4)
Total from investments	11.55%	11.60%	11.56%	12.33%	13.23%
Operating expenses before leverage costs	1.28%	1.28%	1.32%	1.32%	1.31%
Distributable cash flow before leverage costs	10.27%	10.32%	10.24%	11.01%	11.92%
As a percent of average net assets(4)
Total from investments	15.93%	15.77%	15.42%	17.01%	18.25%
Operating expenses before leverage costs	1.76%	1.74%	1.77%	1.83%	1.81%
Leverage costs	0.69%	0.70%	0.80%	0.99%	1.02%
Distributable cash flow	13.48%	13.33%	12.85%	14.19%	15.42%

Selected Financial Information
Distributions paid on common stock	$6,369	$6,380	$6,380	$6,391	$6,402
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	238,932	255,302	236,174	245,593	242,150
Average total assets during period(5)	254,645	252,191	255,282	241,582	246,956
Leverage(6)	64,700	64,500	68,000	65,800	65,200
Leverage as a percent of total assets	27.1%	25.3%	28.8%	26.8%	26.9%
Net unrealized depreciation, end of period	(63,116)	(19,852)	(41,518)	(4,811)	(15,314)
Net assets, end of period	171,942	187,889	166,253	176,262	172,423
Average net assets during period(7)	184,587	185,583	191,359	175,128	179,054
Net asset value per common share	11.79	12.88	11.38	12.18	11.76
Market value per common share	12.61	12.39	11.80	12.47	12.69
Shares outstanding (000’s)	14,584	14,584	14,607	14,633	14,660

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The midstream sector had another period of strong performance with FERC’s revised income tax allowance and an additional tailwind from a strong earnings season as many companies reported better than expected results. The fund’s market-based and NAV-based returns for the fiscal quarter ending Aug. 31, 2018 were 3.9% and 6.0%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned 2.1% for the same period. The fund’s fixed income holdings underperformed its midstream energy equity holdings on a total return basis.

Third fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 8/31/2018)	7.7%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$14.9000
Market-based total return	3.9%
NAV-based total return	6.0%
Premium (discount) to NAV (as of 8/31/2018)	(11.5)%

*

The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	ETE proposed acquisition of ETP for 11% premium in simplification transaction
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Completion of simplification transaction
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Wide crude oil price differentials indicating need for additional pipeline takeaway capacity from Canada
Targa Resources Corp	Midstream gathering and processing company	Permian basin wet gas volume growth
Andeavor Logistics LP	Midstream crude oil pipeline MLP	Completed $1.6 billion drop down of Permian assets at attractive acquisition multiple
Bottom five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Relative underperformance following recent outsized performance
Enlink Midstream, LLC	Midstream gathering and processing company	Increased uncertainty following strategic transaction with GIP
Valero Energy Partners LP	Midstream refined product pipeline MLP	Strategic review from parent VLO could limit drop-down inventory and distribution growth in future
Western Gas Partners LP	Midstream gathering and processing MLP	Concerns regarding drilling regulations in Colorado
BP Midstream Partners LP	Midstream crude oil pipeline MLP	Perceived equity overhang due to expected dropdown in the second half of 2018

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise

2018 3rd Quarter Report | August 31, 2018

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (“RIC”) allowing the fund to pass-through to shareholders the income and capital gains earned by the fund, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments was substantially unchanged as compared to 2nd quarter 2018. Operating expenses, consisting primarily of fund advisory fees, increased approximately 3.8% during the quarter due primarily to higher asset-based fees. Total leverage costs increased approximately 4.4% as compared to 2nd quarter 2018, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 1.6% as compared to 2nd quarter 2018. In addition, the fund had net realized gains on investments of $1.1 million during 3rd quarter 2018.

The fund paid monthly distributions of $0.125 per share during 3rd quarter 2018, which was unchanged over the prior quarter and 3rd quarter 2017. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 4th quarter 2018. The fund has paid cumulative distributions to stockholders of $14.90 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for YTD and 3rd quarter 2018 (in thousands):

	YTD 2018	3rd Qtr 2018
Net Investment Income	$1,176	$533
Adjustments to reconcile to DCF:
Dividends paid in stock	740	242
Distributions characterized
as return of capital	5,240	1,580
Other	102	67
DCF	$7,258	$2,422

Leverage

The fund’s leverage utilization increased $2.0 million as compared to 2nd quarter 2018 and represented 25.8% of total assets at August 31, 2018. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 17% of the leverage cost was fixed, the weighted-average maturity was 0.7 years and the weighted-average annual rate on leverage was 2.79%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2017		2018
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$1,480	$1,424	$1,384	$1,345	$1,342
Distributions and dividends from investments,
net of foreign taxes withheld	1,715	1,650	1,653	1,727	1,713
Dividends paid in kind	166	218	268	333	348
Total from investments	3,361	3,292	3,305	3,405	3,403
Operating Expenses Before Leverage Costs
Advisory fees	501	487	481	463	481
Other operating expenses	130	115	130	137	142
	631	602	611	600	623
Distributable cash flow before leverage costs	2,730	2,690	2,694	2,805	2,780
Leverage costs(2)	292	287	320	343	358
Distributable Cash Flow(3)	$2,438	$2,403	$2,374	$2,462	$2,422

Net realized gain (loss) on investments and foreign currency
translation, for the period	$815	$(4,503)	$1,733	$2,220	$1,073
As a percent of average total assets(4)
Total from investments	6.31%	6.42%	6.62%	6.95%	6.53%
Operating expenses before leverage costs	1.18%	1.17%	1.22%	1.23%	1.20%
Distributable cash flow before leverage costs	5.13%	5.25%	5.40%	5.72%	5.33%
As a percent of average net assets(4)
Total from investments	8.45%	8.60%	8.78%	9.51%	9.06%
Operating expenses before leverage costs	1.59%	1.57%	1.62%	1.68%	1.66%
Leverage costs	0.73%	0.75%	0.85%	0.96%	0.95%
Distributable cash flow	6.13%	6.28%	6.31%	6.87%	6.45%

Selected Financial Information
Distributions paid on common stock	$2,606	$2,607	$2,607	$2,607	$2,606
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	213,992	202,291	196,676	198,541	206,430
Average total assets during period(5)	211,408	205,567	202,425	194,244	206,730
Leverage(6)	51,400	53,400	49,200	51,200	53,200
Leverage as a percent of total assets	24.0%	26.4%	25.0%	25.8%	25.8%
Net unrealized appreciation, end of period	17,555	15,138	10,686	14,171	20,917
Net assets, end of period	155,739	148,243	143,808	146,649	152,418
Average net assets during period(7)	157,849	153,560	152,650	142,041	149,026
Net asset value per common share	22.40	21.33	20.69	21.10	21.93
Market value per common share	20.33	19.94	19.02	19.04	19.40
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise

2018 3rd Quarter Report | August 31, 2018

TYG Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Master Limited Partnerships — 139.1%(1)
Crude Oil Pipelines — 27.6%(1)
United States — 27.6%(1)
Andeavor Logistics LP	3,435,751	$166,908,784
BP Midstream Partners LP	585,168	11,545,365
Enbridge Energy Partners, L.P.	6,001,215	67,573,681
PBF Logistics LP	541,901	11,569,586
Plains All American Pipeline, L.P.(2)	5,058,264	132,121,856
Shell Midstream Partners, L.P.	1,071,403	23,967,285
		413,686,557
Natural Gas/Natural Gas Liquids Pipelines — 42.0%(1)
United States — 42.0%(1)
Dominion Energy Midstream Partners, LP	914,075	14,990,830
Energy Transfer Partners, L.P.(2)	11,642,117	262,529,739
Enterprise Products Partners L.P.	5,768,276	164,972,693
EQT Midstream Partners, LP	2,333,551	133,385,775
Spectra Energy Partners, LP	1,403,292	53,268,964
		629,148,001
Natural Gas Gathering/Processing — 23.5%(1)
United States — 23.5%(1)
Antero Midstream Partners LP	2,530,696	74,073,472
DCP Midstream, LP	961,916	39,640,558
EnLink Midstream Partners, LP	4,469,701	79,560,678
Noble Midstream Partners LP	272,732	11,945,662
Western Gas Equity Partners, LP	350,416	11,865,086
Western Gas Partners, LP	2,776,231	135,618,884
		352,704,340
Refined Product Pipelines — 46.0%(1)
United States — 46.0%(1)
Buckeye Partners, L.P.	2,496,735	88,034,876
Buckeye Partners, L.P.(3)(4)(5)	553,870	18,842,657
Holly Energy Partners, L.P.	3,011,130	87,202,325
Magellan Midstream Partners, L.P.	2,617,844	178,667,853
MPLX LP	4,478,227	158,842,712
NuStar Energy L.P.	1,365,641	37,800,943
Phillips 66 Partners LP	1,530,570	78,763,132
Valero Energy Partners LP	1,180,378	42,245,729
		690,400,227
Total Master Limited Partnerships (Cost $1,771,451,627)		2,085,939,125

Common Stock — 17.9%(1)
Natural Gas Gathering/Processing — 7.0%(1)
United States — 7.0%(1)
The Williams Companies, Inc.	3,555,046	105,193,811
Natural Gas/Natural Gas Liquids Pipelines — 10.9%(1)
United States — 10.9%(1)
ONEOK, Inc.(2)	734,248	48,394,285
Tallgrass Energy, LP	4,655,166	114,470,532
		162,864,817
Total Common Stock (Cost $249,465,748)		268,058,628

See accompanying Notes to Financial Statements.

Tortoise	19

TYG Schedule of Investments (unaudited) (continued)
August 31, 2018

	Shares	Fair Value
Preferred Stock — 2.9%(1)
Crude Oil Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup Corporation, 7.000%(3)(5)(6)	6,277	$6,333,842
Natural Gas/Natural Gas Liquids Pipelines — 0.8%(1)
United States — 0.8%(1)
Crestwood Equity Partners LP, 9.25%	1,326,835	12,737,616
Natural Gas Gathering/Processing — 1.7%(1)
United States — 1.7%(1)
Targa Resources Corp., 9.500%(3)(5)	21,758	25,072,589
Total Preferred Stock (Cost $36,470,886)		44,144,047

Private Investments — 2.9%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.6%(1)
United States — 1.6%(1)
MTP Energy KMAA LLC(3)(5)	N/A	23,808,297
Renewables — 1.3%(1)
United States — 1.3%(1)
Tortoise HoldCo II, LLC(3)(5)(7)	N/A	19,630,926
Total Private Investments (Cost $53,782,927)		43,439,223

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class, 1.85%(8) (Cost $292,691)	292,691	292,691
Total Investments — 162.8%(1)
(Cost $2,111,463,879)		2,441,873,714
Interest Rate Swap Contracts — 0.0%(1)
$15,000,000 notional — net unrealized appreciation(9)		96,313
Total Value of Options Written
(Premiums received $384,575) — (0.0)%(1)		(82,467)
Other Assets and Liabilities — 0.6%(1)		9,189,114
Deferred Tax Liability — (17.0)%(1)		(255,310,145)
Credit Facility Borrowings — (9.4)%(1)		(140,800,000)
Senior Notes — (26.0)%(1)		(390,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.0)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,499,966,529

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $93,688,311, which represents 6.2% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Deemed to be an affiliate of the fund.
(8)	Rate indicated is the current yield as of August 31, 2018.
(9)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

20	Tortoise

2018 3rd Quarter Report | August 31, 2018

NTG Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Master Limited Partnerships — 125.0%(1)
Crude Oil Pipelines — 25.7%(1)
United States — 25.7%(1)
Andeavor Logistics LP	2,148,431	$104,370,778
BP Midstream Partners LP	498,237	9,830,216
Enbridge Energy Partners, L.P.	4,405,772	49,608,993
PBF Logistics LP	464,355	9,913,979
Plains All American Pipeline, L.P.(2)	3,133,427	81,845,113
Shell Midstream Partners, L.P.	975,638	21,825,022
		277,394,101
Natural Gas/Natural Gas Liquids Pipelines — 44.8%(1)
United States — 44.8%(1)
Dominion Energy Midstream Partners, LP(2)	1,629,359	26,721,488
Energy Transfer Partners, L.P.(2)	7,701,967	173,679,356
Enterprise Products Partners L.P.	4,175,127	119,408,632
EQT Midstream Partners, LP	2,013,457	115,089,202
Spectra Energy Partners, LP	1,255,770	47,669,029
		482,567,707
Natural Gas Gathering/Processing — 21.2%(1)
United States — 21.2%(1)
Antero Midstream Partners LP	1,089,631	31,893,499
DCP Midstream, LP	921,907	37,991,787
EnLink Midstream Partners, LP	3,798,670	67,616,326
Noble Midstream Partners LP	73,915	3,237,477
Western Gas Equity Partners, LP	177,973	6,026,166
Western Gas Partners, LP	1,662,809	81,228,220
		227,993,475
Refined Product Pipelines — 33.3%(1)
United States — 33.3%(1)
Buckeye Partners, L.P.	1,448,663	51,079,857
Buckeye Partners, L.P. (3)(4)(5)	415,645	14,140,243
Holly Energy Partners, L.P.	2,010,480	58,223,501
Magellan Midstream Partners, L.P.	975,935	66,607,564
MPLX LP	2,433,963	86,332,668
NuStar Energy L.P.	1,122,111	31,060,033
Phillips 66 Partners LP	848,518	43,664,736
Valero Energy Partners LP	210,503	7,533,902
		358,642,504
Total Master Limited Partnerships (Cost $1,224,038,504)		1,346,597,787

Common Stock — 22.8%(1)
Natural Gas Gathering/Processing — 11.1%(1)
United States — 11.1%(1)
Targa Resources Corp.	306,503	16,879,120
The Williams Companies, Inc.	3,477,001	102,884,460
		119,763,580
Natural Gas/Natural Gas Liquids Pipelines — 11.7%(1)
United States — 11.7%(1)
ONEOK, Inc.(2)	692,991	45,675,037
Tallgrass Energy, LP	3,265,236	80,292,153
		125,967,190
Total Common Stock (Cost $231,682,853)		245,730,770

See accompanying Notes to Financial Statements.

Tortoise	21

NTG Schedule of Investments (unaudited) (continued)
August 31, 2018

	Shares	Fair Value
Preferred Stock — 5.3%(1)
Crude Oil Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup Corporation, 7.000%(3)(5)(6)	3,763	$3,797,076
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp., 9.500%(3)(5)	12,252	14,118,456
Natural Gas/Natural Gas Liquids Pipelines — 3.6%(1)
United States — 3.6%(1)
Crestwood Equity Partners LP, 9.25%	4,108,260	39,439,296
Total Preferred Stock
(Cost $53,277,708)		57,354,828

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.85%(7) (Cost $232,598)	232,598	232,598
Total Investments — 153.1%(1)
(Cost $1,509,231,663)		1,649,915,983
Total Value of Options Written
(Premiums received $456,269) — (0.0)%(1)		(213,878)
Other Assets and Liabilities — (0.4)%(1)		(4,584,072)
Deferred Tax Liability — (10.3)%(1)		(110,533,123)
Credit Facility Borrowings — (7.7)%(1)		(83,000,000)
Senior Notes — (24.5)%(1)		(264,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (10.2)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,077,584,910

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $32,055,775, which represents 3.0% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Rate indicated is the current yield as of August 31, 2018.

See accompanying Notes to Financial Statements.

22	Tortoise

2018 3rd Quarter Report | August 31, 2018

TTP Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Common Stock — 90.9%(1)
Crude Oil Pipelines — 32.4%(1)
Canada — 16.1%(1)
Gibson Energy Inc	188,122	$2,793,720
Enbridge Inc.	421,656	14,407,985
Inter Pipeline Ltd.	434,018	7,975,289
Pembina Pipeline Corporation	187,888	6,408,349
United States — 16.3%(1)
Plains GP Holdings, L.P.	878,270	22,641,801
SemGroup Corporation	382,241	9,250,232
		63,477,376
Natural Gas Gathering/Processing — 18.7%(1)
United States — 18.7%(1)
EnLink Midstream, LLC	530,288	8,643,694
Targa Resources Corp.	280,249	15,433,312
The Williams Companies, Inc.	423,967	12,545,184
		36,622,190
Natural Gas/Natural Gas Liquids Pipelines — 29.0%(1)
Canada — 7.9%(1)
TransCanada Corporation	365,598	15,574,475
United States — 21.1%(1)
Cheniere Energy Partners LP Holdings, LLC	86,096	2,728,382
ONEOK, Inc.	335,791	22,131,985
Tallgrass Energy LP	670,935	16,498,292
		56,933,134
Oil and Gas Production — 10.8%(1)
United States — 10.8%(1)
Anadarko Petroleum Corporation(2)	18,200	1,172,080
Antero Resources Corporation(2)(3)	55,000	1,018,050
Cabot Oil & Gas Corporation(2)	43,300	1,031,839
Carrizo Oil & Gas, Inc.(2)(3)	21,400	518,308
Cimarex Energy Co.(2)	16,500	1,393,920
Concho Resources Inc.(2)(3)	18,100	2,482,415
Continental Resources, Inc.(2)(3)	20,000	1,319,000
Diamondback Energy, Inc.(2)	6,800	823,344
EOG Resources, Inc.(2)	19,300	2,281,839
EQT Corporation(2)	33,000	1,683,660
Laredo Petroleum, Inc.(2)(3)	71,800	595,222
Newfield Exploration Company(2)(3)	38,000	1,036,640
Noble Energy, Inc.(2)	32,200	956,984
Parsley Energy, Inc.(2)(3)	27,300	758,121
PDC Energy, Inc.(2)(3)	9,400	495,286
Pioneer Natural Resources Company(2)	6,500	1,135,550
Range Resources Corporation(2)	83,700	1,374,354
WPX Energy, Inc.(2)(3)	55,300	1,054,571
		21,131,183
Total Common Stock
(Cost $183,385,951)		178,163,883

Master Limited Partnerships and Related Companies — 39.2%(1)
Crude Oil Pipelines — 10.1%(1)
United States — 10.1%(1)
Andeavor Logistics LP	58,053	2,820,215
BP Midstream Partners LP	40,703	803,070
Enbridge Energy Management, L.L.C.(4)	1,058,460	11,484,296
Genesis Energy L.P.	46,531	1,113,487
PBF Logistics LP	30,526	651,730
Shell Midstream Partners, L.P.	132,089	2,954,831
		19,827,629
Natural Gas/Natural Gas Liquids Pipelines — 12.3%(1)
United States — 12.3%(1)
Energy Transfer Equity, L.P.	43,645	763,788
Energy Transfer Partners, L.P.	714,412	16,109,991
Enterprise Products Partners L.P.	145,209	4,152,977
EQT Midstream Partners, LP	53,482	3,057,031
		24,083,787
Natural Gas Gathering/Processing — 2.2%(1)
United States — 2.2%(1)
DCP Midstream, LP	6,327	260,736
EnLink Midstream Partners, LP	92,339	1,643,634
Western Gas Partners, LP	50,531	2,468,439
		4,372,809
Refined Product Pipelines — 14.6%(1)
United States — 14.6%(1)
Buckeye Partners, L.P.	67,521	2,380,790
Buckeye Partners, L.P.(5)(6)(7)	62,590	2,129,312
Holly Energy Partners, L.P.	168,476	4,879,065
Magellan Midstream Partners, L.P.	35,211	2,403,151
MPLX LP	245,647	8,713,099
NuStar Energy L.P.	135,021	3,737,381
Phillips 66 Partners LP	73,200	3,766,872
Valero Energy Partners LP	15,417	551,774
		28,561,444
Total Master Limited Partnerships and Related Companies (Cost $79,623,804)		76,845,669

See accompanying Notes to Financial Statements.

Tortoise	23

TTP Schedule of Investments (unaudited) (continued)
August 31, 2018

	Shares	Fair Value
Preferred Stock — 6.5%(1)
Crude Oil Pipelines — 1.5%(1)
United States — 1.5%(1)
SemGroup Corporation., 7.000%(5)(7)(8)	2,877	$2,903,053
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(7)	2,108	2,429,130
Oil and Gas Production — 2.3%(1)
United States — 2.3%(1)
Hess Corporation,
8.000%, 02/01/2019	60,000	4,476,000
Power — 1.5%(1)
United States — 1.5%(1)
Sempra Energy, 6.000%, 01/15/2021	28,811	2,961,195
Total Preferred Stock
(Cost $11,021,716)		12,769,378

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.85%(9) (Cost $212,716)	212,716	212,716
Total Investments — 136.7%(1)
(Cost $274,244,187)		267,991,646
Total Value of Options Written
(Premiums received $368,986) — (0.2)%(1)		(396,835)
Other Assets and Liabilities — (0.4)%(1)		(722,147)
Credit Facility Borrowings — (10.6)%(1)		(20,800,000)
Senior Notes — (17.3)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.2)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$196,072,664

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $7,461,495, which represents 3.8% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(7)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(8)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(9)	Rate indicated is the current yield as of August 31, 2018.

See accompanying Notes to Financial Statements.

24	Tortoise

2018 3rd Quarter Report | August 31, 2018

NDP Schedule of Investments (unaudited)
August 31, 2018

	Shares	Fair Value
Common Stock — 108.4%(1)
Natural Gas Gathering/Processing — 0.9%(1)
United States — 0.9%(1)
Targa Resources Corp.	26,507	$1,459,740
Natural Gas/Natural Gas Liquids Pipelines — 0.6%(1)
United States — 0.6%(1)
Tallgrass Energy LP	40,280	990,485
Oil and Gas Production — 106.9%(1)
United States — 106.9%(1)
Anadarko Petroleum Corporation(2)	126,800	8,165,920
Antero Resources Corporation(2)(3)	338,000	6,256,380
Cabot Oil & Gas Corporation(2)	662,200	15,780,226
Carrizo Oil & Gas, Inc.(2)(3)	171,100	4,144,042
Centennial Resource Development, Inc.(3)	117,239	2,259,196
Cimarex Energy Co.(2)	67,600	5,710,848
Concho Resources Inc.(2)(3)	78,700	10,793,705
Continental Resources, Inc.(2)(3)	225,200	14,851,940
Devon Energy Corporation(2)	356,500	15,304,545
Diamondback Energy, Inc.(2)	97,500	11,805,300
EOG Resources, Inc.(2)	141,800	16,765,014
EQT Corporation(2)	194,700	9,933,594
Laredo Petroleum, Inc.(2)(3)	276,800	2,294,672
Newfield Exploration Company(2)(3)	180,300	4,918,584
Occidental Petroleum Corporation(2)(3)	14,400	1,150,128
Parsley Energy, Inc.(2)(3)	219,800	6,103,846
PDC Energy, Inc.(2)(3)	49,100	2,587,079
Pioneer Natural Resources Company(2)	114,400	19,985,680
Range Resources Corporation(2)	460,300	7,558,126
SM Energy Company(2)	97,200	2,924,748
Wildhorse Resource Development
Corporation(2)(3)	175,700	3,819,718
WPX Energy, Inc.(2)(3)	591,200	11,274,184
		184,387,475
Total Common Stock
(Cost $199,805,334)		186,837,700

Master Limited Partnerships
and Related Companies — 30.6%(1)
Crude Oil Pipelines — 9.9%(1)
United States — 9.9%(1)
Andeavor Logistics LP	57,607	2,798,548
BP Midstream Partners LP	70,583	1,392,603
Enbridge Energy Management, L.L.C.(4)	434,421	4,713,471
PBF Logistics LP	28,352	605,315
Plains All American Pipeline, L.P.	168,322	4,396,571
Shell Midstream Partners, L.P.	139,785	3,126,990
		17,033,498
Natural Gas/Natural Gas Liquids Pipelines — 7.1%(1)
United States — 7.1%(1)
Energy Transfer Partners, L.P.	342,200	7,716,610
EQT Midstream Partners, LP	37,698	2,154,818
Spectra Energy Partners, LP	61,928	2,350,787
		12,222,215
Natural Gas Gathering/Processing — 4.0%(1)
United States — 4.0%(1)
Antero Midstream Partners LP	75,072	2,197,357
EnLink Midstream Partners, LP	86,700	1,543,260
Noble Midstream Partners LP	25,215	1,104,417
Western Gas Equity Partners	32,918	1,114,603
Western Gas Partners, LP	17,480	853,898
		6,813,535
Refined Product Pipelines — 9.6%(1)
United States — 9.6%(1)
Buckeye Partners, L.P.	36,581	1,289,846
Buckeye Partners, L.P.(5)(6)(7)	58,825	2,001,227
Holly Energy Partners, L.P.	166,922	4,834,061
Magellan Midstream Partners, L.P.	22,216	1,516,242
NuStar Energy L.P.	59,614	1,650,116
Phillips 66 Partners LP	85,677	4,408,938
Valero Energy Partners LP	26,106	934,334
		16,634,764
Total Master Limited Partnerships
and Related Companies (Cost $54,403,915)		52,704,012

See accompanying Notes to Financial Statements.

Tortoise	25

NDP Schedule of Investments (unaudited) (continued)
August 31, 2018

	Shares	Fair Value
Preferred Stock — 1.3%(1)
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp., 9.500%(5)(7)
(Cost $1,615,281)	1,997	$2,301,221

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.85%(8) (Cost $241,297)	241,297	241,297
Total Investments — 140.4%(1)
(Cost $256,065,827)		242,084,230
Total Value of Options Written
(Premiums received $2,207,986) — (2.1)%(1)		(3,539,927)
Other Assets and Liabilities — (0.5)%(1)		(921,186)
Credit Facility Borrowings — (37.8)%(1)		(65,200,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$172,423,117

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $4,302,448, which represents 2.5% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(7)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(8)	Rate indicated is the current yield as of August 31, 2018.

See accompanying Notes to Financial Statements.

26	Tortoise

2018 3rd Quarter Report | August 31, 2018

TPZ Schedule of Investments (unaudited)
August 31, 2018

	Principal Amount	Fair Value
Corporate Bonds — 65.6%
Crude Oil Pipelines — 10.3%
Canada — 5.2%
Enbridge Inc.,
5.500%, 07/15/2077	$8,500,000	$7,926,250
United States — 5.1%(1)
SemGroup Corp.,
6.375%, 03/15/2025	6,000,000	5,865,000
SemGroup Corp.,
5.625%, 11/15/2023	2,000,000	1,935,000
		15,726,250
Natural Gas/Natural Gas Liquids Pipelines — 26.0%
Canada — 4.6%
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,965,000
United States — 21.4%
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,425,000
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,125,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	1,994,028
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,553,829
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,238,800
Kinder Morgan, Inc.,
4.300%, 03/01/2028	3,000,000	2,975,070
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,045,252
NGPL PipeCo LLC,
4.875%, 08/15/2027(2)	2,000,000	2,015,480
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,581,225
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,297,880
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,340,909	1,399,451
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,000,000
		39,616,015
Natural Gas Gathering/Processing — 12.3%
United States — 12.3%
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,079,920
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(2)	1,900,000	1,914,250
Hess Corporation,
5.625%, 02/15/2026(2)	4,160,000	4,191,200
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,556,250
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000	3,061,920
		18,803,540
Oil and Gas Production — 3.0%
United States — 3.0%
Ascent Resources Utica Holdings, LLC,
10.000%, 04/01/2022(2)	2,000,000	2,210,000
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	215,000	215,537
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,074,438
		4,499,975
Power/Utility — 12.6%
United States — 12.6%
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,110,000
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,170,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,155,742
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,115,970
NRG Energy, Inc.,
6.250%, 07/15/2022	995,000	1,027,338
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,512,500
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,060,631
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,007,500
		19,159,681
Refining — 1.4%(1)
United States — 1.4%(1)
HollyFrontier Corporation,
5.875%, 04/01/2026	2,000,000	2,153,876
Total Corporate Bonds
(Cost $98,717,857)		99,959,337

See accompanying Notes to Financial Statements.

Tortoise	27

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2018

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 38.0%(1)
Crude Oil Pipelines — 9.2%(1)
United States — 9.2%(1)
Andeavor Logistics LP	68,526	$3,328,993
BP Midstream Partners LP	29,598	583,969
Enbridge Energy Management, L.L.C.(3)	703,359	7,631,443
PBF Logistics LP	22,900	488,915
Shell Midstream Partners, L.P.	89,044	1,991,914
		14,025,234
Natural Gas/Natural Gas Liquids Pipelines — 11.4%(1)
United States — 11.4%(1)
Energy Transfer Partners, L.P.	560,771	12,645,386
Enterprise Products Partners L.P.	98,682	2,822,305
EQT Midstream Partners, LP	34,042	1,945,841
		17,413,532
Natural Gas Gathering/Processing — 3.4%(1)
United States — 3.4%(1)
EnLink Midstream Partners, LP	128,687	2,290,629
Western Gas Partners, LP	59,565	2,909,750
		5,200,379
Refined Product Pipelines — 14.0%(1)
United States — 14.0%(1)
Buckeye Partners, L.P.	39,201	1,382,227
Buckeye Partners, L.P.(2)(4)(5)	49,345	1,678,717
Holly Energy Partners, L.P.	147,585	4,274,062
Magellan Midstream Partners, L.P.	36,250	2,474,062
MPLX LP	140,992	5,000,986
NuStar Energy L.P.	102,338	2,832,716
Phillips 66 Partners LP	53,422	2,749,096
Valero Energy Partners LP	24,067	861,358
		21,253,224
Total Master Limited Partnerships
and Related Companies (Cost $48,751,774)		57,892,369

Common Stock — 24.9%(1)
Crude Oil Pipelines — 4.9%(1)
United States — 4.9%(1)
Plains GP Holdings, L.P.	292,549	7,541,913
Natural Gas/Natural Gas Liquids Pipelines — 13.1%(1)
United States — 13.1%(1)
Cheniere Energy Partners LP
Holdings, LLC	68,680	2,176,469
ONEOK, Inc.	116,306	7,665,728
Tallgrass Energy LP	408,782	10,051,950
		19,894,147
Natural Gas Gathering/Processing — 6.9%(1)
United States — 6.9%(1)
EnLink Midstream LLC	125,234	2,041,314
Targa Resources Corp.	154,583	8,512,886
		10,554,200
Total Common Stock
(Cost $28,306,092)		37,990,260

See accompanying Notes to Financial Statements.

28	Tortoise

2018 3rd Quarter Report | August 31, 2018

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2018

	Shares	Fair Value
Preferred Stock — 5.5%(1)
Crude Oil Pipelines — 1.4%(1)
United States — 1.4%(1)
SemGroup Corporation,
7.000%(2)(5)(6)	2,120	$2,139,198
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	1,941,691
Power/Utility — 2.8%(1)
United States — 2.8%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,093,256
Sempra Energy,
6.000%, 01/15/2021	21,189	2,177,805
		4,271,061
Total Preferred Stock
(Cost $7,635,816)		8,351,950

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
1.85%(7) (Cost $224,122)	224,122	224,122
Total Investments — 134.1%(1)
(Cost $183,635,661)		204,418,038
Interest Rate Swap Contracts — 0.1%(1)
$9,000,000 notional — net unrealized appreciation(8)		135,015
Other Assets and Liabilities — 0.7%(1)		1,065,370
Credit Facility Borrowings — (34.9)%(1)		(53,200,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$152,418,423

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $34,448,200 which represents 22.6% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Buckeye Partners, L.P. by a 12.5% discount to the average VWAP of Buckeye Partners, L.P. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Rate indicated is the current yield as of August 31, 2018.
(8)	See Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	29

Schedule of Interest Rate Swap Contracts (unaudited)
August 31, 2018

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Appreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$1,180
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	95,133
		$15,000,000			$96,313

TPZ
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Appreciation
Wells Fargo Bank, N.A.	11/29/2019	$6,000,000	1.330%	3-month U.S. Dollar LIBOR	$100,710
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.180%	3-month U.S. Dollar LIBOR	34,305
		$9,000,000			$135,015

See accompanying Notes to Financial Statements.

30	Tortoise

2018 3rd Quarter Report | August 31, 2018

Schedule of Options Written (unaudited)
August 31, 2018

TYG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Energy Transfer Partners, L.P.	September 2018	$24.00	10,500	$25,200,000	$(63,000)
ONEOK, Inc.	September 2018	71.00	1,686	11,970,600	(12,646)
Plains All American Pipeline, L.P.	September 2018	28.75	7,000	20,125,000	(6,341)
Plains All American Pipeline, L.P.	September 2018	29.00	96	278,400	(480)
Total Value of Call Options Written (Premiums received $384,575)				$57,574,000	$(82,467)

NTG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Dominion Energy Midstream Partners, LP	September 2018	$17.50	4,860	$8,505,000	$(121,500)
Energy Transfer Partners, L.P.	September 2018	24.00	7,021	16,850,400	(42,126)
ONEOK, Inc.	September 2018	70.00	2,430	17,010,000	(18,225)
ONEOK, Inc.	September 2018	71.00	1,129	8,015,900	(8,467)
Plains All American Pipeline, L.P.	September 2018	29.00	4,712	13,664,800	(23,560)
Total Value of Call Options Written (Premiums received $456,269)				$64,046,100	$(213,878)

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2018	$68.25	182	$1,242,150	$(6,413)
Antero Resources Corporation	September 2018	19.05	550	1,047,750	(17,079)
Cabot Oil & Gas Corporation	September 2018	24.25	433	1,050,025	(17,422)
Carrizo Oil & Gas, Inc.	September 2018	25.40	214	543,560	(11,974)
Cimarex Energy Co.	September 2018	90.40	165	1,491,600	(6,655)
Concho Resources Inc.	September 2018	145.00	181	2,624,500	(13,575)
Continental Resources, Inc.	September 2018	66.10	200	1,322,000	(34,964)
Diamondback Energy, Inc.	September 2018	126.30	68	858,840	(7,587)
EOG Resources, Inc.	September 2018	121.75	193	2,349,775	(20,919)
EQT Corporation	September 2018	53.00	330	1,749,000	(18,874)
Laredo Petroleum, Inc.	September 2018	8.60	718	617,480	(13,420)
Newfield Exploration Company	September 2018	27.70	380	1,052,600	(22,805)
Noble Energy, Inc.	September 2018	31.20	322	1,004,640	(12,177)
Parsley Energy, Inc.	September 2018	29.70	273	810,810	(5,915)
PDC Energy, Inc.	September 2018	56.00	94	526,400	(8,299)
Pioneer Natural Resources Company	September 2018	182.00	65	1,183,000	(9,813)
Range Resources Corporation	September 2018	15.25	834	1,271,850	(119,858)
WPX Energy, Inc.	September 2018	18.65	553	1,031,345	(49,086)
Total Value of Call Options Written (Premiums received $368,986)				$21,777,325	$(396,835)

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2018	$67.50	1,268	$8,559,000	$(59,596)
Antero Resources Corporation	September 2018	19.00	3,380	6,422,000	(111,003)
Cabot Oil & Gas Corporation	September 2018	25.35	6,622	16,786,770	(571,840)
Carrizo Oil & Gas, Inc.	September 2018	24.50	1,711	4,191,950	(156,800)
Cimarex Energy Co.	September 2018	90.00	676	6,084,000	(43,940)
Concho Resources Inc.	September 2018	143.75	787	11,313,125	(89,933)
Continental Resources, Inc.	September 2018	67.05	2,252	15,099,660	(294,602)
Devon Energy Corporation	September 2018	43.75	3,565	15,596,875	(266,807)
Diamondback Energy, Inc.	September 2018	127.80	975	12,460,500	(76,496)
EOG Resources, Inc.	September 2018	122.00	1,418	17,299,600	(129,038)
EQT Corporation	September 2018	54.00	1,947	10,513,800	(66,928)
Laredo Petroleum, Inc.	September 2018	8.30	2,768	2,297,440	(86,216)
Newfield Exploration Company	September 2018	27.75	1,803	5,003,325	(104,684)
Occidental Petroleum Corporation	September 2018	82.50	144	1,188,000	(3,600)
Parsley Energy, Inc.	September 2018	30.50	2,198	6,703,900	(26,191)
PDC Energy, Inc.	September 2018	53.00	491	2,602,300	(98,529)
Pioneer Natural Resources Company	September 2018	186.00	1,144	21,278,400	(90,604)
Range Resources Corporation	September 2018	15.75	4,603	7,249,725	(471,286)
SM Energy Company	September 2018	29.00	972	2,818,800	(181,245)
Wildhorse Resource Development Corporation	September 2018	20.25	1,575	3,189,375	(285,429)
WPX Energy, Inc.	September 2018	19.00	5,912	11,232,800	(325,160)
Total Value of Call Options Written (Premiums received $2,207,986)				$187,891,345	$(3,539,927)

See accompanying Notes to Financial Statements.

Tortoise	31

Statements of Assets & Liabilities (unaudited)
August 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(1)	$2,422,242,788	$1,649,915,983
Investments in affiliated securities at fair value(2)	19,630,926	—
Receivable for Adviser fee waiver	166,427	236,269
Receivable for investments sold	2,047,070	—
Unrealized appreciation of interest rate swap contracts, net	96,313	—
Dividends, distributions and interest receivable from investments	426,204	243,008
Current tax asset	14,068,296	623,221
Prepaid expenses and other assets	845,475	156,990
Total assets	2,459,523,499	1,651,175,471
Liabilities
Call options written, at fair value(3)	82,467	213,878
Payable to Adviser	3,922,586	2,445,065
Accrued directors’ fees and expenses	91,322	81,633
Accrued expenses and other liabilities	6,170,371	4,114,732
Deferred tax liability	255,310,145	110,533,123
Credit facility borrowings	140,800,000	83,000,000
Senior notes, net(4)	389,381,368	263,697,424
Mandatory redeemable preferred stock, net(5)	163,798,711	109,504,706
Total liabilities	959,556,970	573,590,561
Net assets applicable to common stockholders	$1,499,966,529	$1,077,584,910
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$53,635	$63,208
Additional paid-in capital	870,856,862	728,586,862
Accumulated net investment loss, net of income taxes	(274,380,950)	(156,033,049)
Undistributed (accumulated) net realized gain (loss), net of income taxes	1,073,480,210	354,205,784
Net unrealized appreciation (depreciation), net of income taxes	(170,043,228)	150,762,105
Net assets applicable to common stockholders	$1,499,966,529	$1,077,584,910
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	53,635,054	63,208,377
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$27.97	$17.05

(1) Investments in unaffiliated securities at cost	$2,080,236,731	$1,509,231,663
(2) Investments in affiliated securities at cost	$31,227,148	$—
(3) Call options written, premiums received	$384,575	$456,269
(4) Deferred debt issuance and offering costs	$618,632	$302,576
(5) Deferred offering costs	$1,201,289	$495,294

See accompanying Notes to Financial Statements.

32	Tortoise

2018 3rd Quarter Report | August 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$267,991,646	$242,084,230	$204,418,038
—	—	—
—	—	—
—	—	89,044
—	—	135,015
433,522	38,466	1,766,752
—	—	—
40,350	27,757	21,357
268,465,518	242,150,453	206,430,206

396,835	3,539,927	—
500,427	453,194	327,473
61,490	61,382	58,789
700,614	472,834	425,521
—	—	—
20,800,000	65,200,000	53,200,000
33,943,108	—	—
15,990,380	—	—
72,392,854	69,727,337	54,011,783
$196,072,664	$172,423,116	$152,418,423

$10,016	$14,660	$6,951
209,406,333	247,106,667	128,799,420
(174,877)	(6,225,511)	(1,988,696)
(6,888,775)	(53,159,161)	4,683,297
(6,280,033)	(15,313,539)	20,917,451
$196,072,664	$172,423,116	$152,418,423

100,000,000	100,000,000	100,000,000
10,016,413	14,659,723	6,951,333

$19.58	$11.76	$21.93

$274,244,187	$256,065,827	$183,635,661
$—	$—	$—
$368,986	$2,207,986	$—
$56,892	$—	$—
$9,620	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	33

Statements of Operations (unaudited)
Period from December 1, 2017 through August 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$127,876,988	$79,407,459
Dividends and distributions from common stock	4,144,224	3,478,851
Dividends and distributions from preferred stock	2,642,395	2,159,558
Dividends from private investments	766,990	—
Less return of capital on distributions	(140,281,634)	(84,956,490)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	(4,851,037)	89,378
Interest from corporate bonds	—	—
Dividends from money market mutual funds	4,292	34,514
Total Investment Income (loss)	(4,846,745)	123,892
Operating Expenses
Advisory fees	16,474,575	9,834,365
Administrator fees	368,334	328,033
Professional fees	290,402	186,920
Directors’ fees	151,866	129,534
Stockholder communication expenses	157,693	97,733
Custodian fees and expenses	72,979	45,011
Fund accounting fees	68,074	57,881
Registration fees	38,634	35,220
Stock transfer agent fees	12,255	9,285
Franchise fees	2,905	—
Other operating expenses	140,362	76,899
Total Operating Expenses	17,778,079	10,800,881
Leverage Expenses
Interest expense	13,654,583	9,170,021
Distributions to mandatory redeemable preferred stockholders	5,189,999	3,319,125
Amortization of debt issuance costs	324,446	172,508
Other leverage expenses	209,395	65,962
Total Leverage Expenses	19,378,423	12,727,616
Total Expenses	37,156,502	23,528,497
Less fees waived by Adviser (Note 4)	(400,928)	(236,269)
Net Expenses	36,755,574	23,292,228
Net Investment Income (Loss), before Income Taxes	(41,602,319)	(23,168,336)
Deferred tax benefit	6,378,172	4,524,193
Net Investment Income (Loss)	(35,224,147)	(18,644,143)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments in unaffiliated securities	106,517,327	65,848,495
Net realized gain (loss) on options	16,216	—
Net realized gain (loss) on interest rate swap settlements	(55,858)	—
Net realized loss on foreign currency and translation of
other assets and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	106,477,685	65,848,495
Deferred tax expense	(18,754,596)	(15,075,906)
Net realized gain (loss)	87,723,089	50,772,589
Net unrealized appreciation of investments in unaffiliated securities	151,241,544	103,757,941
Net unrealized depreciation of investments in affiliated securities	(2,565,869)	—
Net unrealized appreciation (depreciation) of options	302,108	242,391
Net unrealized appreciation of interest rate swap contracts	254,015	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation, before income taxes	149,231,798	104,000,332
Deferred tax benefit	99,145,531	22,391,380
Net unrealized appreciation	248,377,329	126,391,712
Net Realized and Unrealized Gain	336,100,418	177,164,301
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$300,876,271	$158,520,158

See accompanying Notes to Financial Statements.

34	Tortoise

2018 3rd Quarter Report | August 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$4,200,266	$3,232,081	$3,259,678
6,840,741	653,545	1,606,959
528,196	211,474	353,531
—	—	—
(7,851,013)	(3,675,002)	(5,240,295)
(324,364)	(16,087)	(3,565)
3,393,826	406,011	(23,692)
—	—	4,071,302
3,577	14,514	2,932
3,397,403	420,525	4,050,542

2,148,568	2,025,630	1,424,892
78,130	73,660	59,996
122,815	117,779	115,917
91,014	90,932	86,630
52,644	38,889	66,726
15,019	13,668	7,800
35,947	35,157	21,276
18,611	19,229	18,303
10,078	9,628	10,921
—	—	—
33,803	33,614	21,059
2,606,629	2,458,186	1,833,520

1,385,388	1,273,092	1,041,276
514,801	—	—
42,799	—	—
13,514	—	—
1,956,502	1,273,092	1,041,276
4,563,131	3,731,278	2,874,796
—	—	—
4,563,131	3,731,278	2,874,796
(1,165,728)	(3,310,753)	1,175,746
—	—	—
(1,165,728)	(3,310,753)	1,175,746

240,628	(4,661,778)	5,026,887
(782,455)	6,237,597	—
—	—	14,625

(599)	—	(554)
(542,426)	1,575,819	5,040,958
—	—	—
(542,426)	1,575,819	5,040,958
21,563,999	5,952,862	5,686,690
—	—	—
(59,169)	(1,414,477)	—
—	—	92,231
3,882	—	234
21,508,712	4,538,385	5,779,155
—	—	—
21,508,712	4,538,385	5,779,155
20,966,286	6,114,204	10,820,113

$19,800,558	$2,803,451	$11,995,859

See accompanying Notes to Financial Statements.

Tortoise	35

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2017	Year Ended	December 1, 2017	Year Ended
	through	November 30,	through	November 30,
	August 31, 2018	2017	August 31, 2018	2017
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(35,224,147)	$(31,941,053)	$(18,644,143)	$(19,766,804)
Net realized gain (loss)	87,723,089	119,288,455	50,772,589	29,188,785
Net unrealized appreciation (depreciation)	248,377,329	(200,775,043)	126,391,712	(83,536,956)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	300,876,271	(113,427,641)	158,520,158	(74,114,975)
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(103,166,798)	(128,748,918)	(59,987,760)	(79,670,471)
Total distributions to common stockholders	(103,166,798)	(128,748,918)	(59,987,760)	(79,670,471)
Capital Stock Transactions
Proceeds from issuance of common shares
through offerings	114,529,368	4,639,779	230,973,008	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(336,085)	(91,276)	(8,725,652)	—
Issuance of common shares from reinvestment
of distributions to stockholders	6,535,303	6,881,998	2,720,036	3,004,499
Other proceeds	—	180	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	120,728,586	11,430,681	224,967,392	3,004,499
Total increase (decrease) in net assets applicable
to common stockholders	318,438,059	(230,745,878)	323,499,790	(150,780,947)
Net Assets
Beginning of period	1,181,528,470	1,412,274,348	754,085,120	904,866,067
End of period	$1,499,966,529	$1,181,528,470	$1,077,584,910	$754,085,120

Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(274,380,950)	$(239,156,803)	$(156,033,049)	$(137,388,906)

Transactions in common shares
Shares outstanding at beginning of period	49,379,408	48,980,215	47,246,780	47,080,789
Shares issued through offerings	4,013,693	155,743	15,802,094	—
Shares issued through reinvestment of distributions	241,953	243,450	159,503	165,991
Shares outstanding at end of period	53,635,054	49,379,408	63,208,377	47,246,780

See accompanying Notes to Financial Statements.

36	Tortoise

2018 3rd Quarter Report | August 31, 2018

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2017	Year Ended	December 1, 2017	Year Ended	December 1, 2017	Year Ended
through	November 30,	through	November 30,	through	November 30,
August 31, 2018	2017	August 31, 2018	2017	August 31, 2018	2017
(unaudited)		(unaudited)		(unaudited)

$(1,165,728)	$(458,179)	$(3,310,753)	$(2,930,061)	$1,175,746	$4,089,792
(542,426)	4,603,749	1,575,819	(9,166,863)	5,040,958	4,185,820
21,508,712	(33,840,728)	4,538,385	(21,569,273)	5,779,155	(15,678,728)

19,800,558	(29,695,158)	2,803,451	(33,666,197)	11,995,859	(7,403,116)

—	(539,043)	—	—	(7,820,250)	(7,224,707)
—	(2,497,430)	—	—	—	(2,519,243)
(12,245,065)	(13,290,280)	(19,173,025)	(25,460,285)	—	(683,050)
(12,245,065)	(16,326,753)	(19,173,025)	(25,460,285)	(7,820,250)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	904,137	927,023	—	—
—	—	—	—	—	—

—	—	904,137	927,023	—	—

7,555,493	(46,021,911)	(15,465,437)	(58,199,459)	4,175,609	(17,830,116)

188,517,171	234,539,082	187,888,553	246,088,012	148,242,814	166,072,930
$196,072,664	$188,517,171	$172,423,116	$187,888,553	$152,418,423	$148,242,814

$(174,877)	$990,851	$(6,225,511)	$(2,914,758)	$(1,988,696)	$4,655,808

10,016,413	10,016,413	14,583,662	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—
—	—	76,061	67,591	—	—
10,016,413	10,016,413	14,659,723	14,583,662	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise	37

Statements of Cash Flows (unaudited)
Period from December 1, 2017 through August 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$135,727,404	$85,221,837
Purchases of long-term investments	(458,202,301)	(385,311,436)
Proceeds from sales of long-term investments	338,470,908	145,219,163
Sales (purchases) of short-term investments, net	(84,563)	(70,441)
Call options written, net	400,791	456,269
Payments on interest rate swap contracts, net	(55,858)	—
Interest received on securities sold, net	—	—
Interest expense paid	(14,195,089)	(8,807,785)
Distributions to mandatory redeemable preferred stockholders	(6,920,000)	(3,372,276)
Other leverage expenses paid	(197,856)	(7,500)
Income taxes paid	(1,053,500)	(88,500)
Operating expenses paid	(17,268,098)	(10,475,174)
Net cash provided by (used in) operating activities	(23,378,162)	(177,235,843)
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	28,100,000	33,200,000
Issuance of mandatory redeemable preferred stock	—	65,000,000
Redemption of mandatory redeemable preferred stock	—	(65,000,000)
Issuance of senior notes	—	57,000,000
Maturity of senior notes	(22,500,000)	(77,000,000)
Debt issuance costs	(4,366)	(210,461)
Issuance of common stock	114,529,368	230,973,008
Common stock issuance costs	(115,349)	(8,003,637)
Distributions paid to common stockholders	(96,631,491)	(58,723,067)
Net cash provided by (used in) financing activities	23,378,162	177,235,843
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

38	Tortoise

2018 3rd Quarter Report | August 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$11,342,916	$4,256,234	$9,761,056
(29,530,441)	(302,815,834)	(44,231,142)
34,042,847	313,366,514	45,378,990
75,338	71,633	(98,007)
(766,400)	6,549,638	—
—	—	14,625)
—	—	(80,697)
(1,377,990)	(1,178,338)	(963,021)
(514,800)	—	—
—	—	—
(852)	(350)	—
(2,525,553)	(2,393,029)	(1,761,554)
10,745,065	17,856,468	8,020,250

1,500,000	700,000	(200,000)
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
(12,245,065)	(18,556,468)	(7,820,250)
(10,745,065)	(17,856,468)	(8,020,250)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	39

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2017 through August 31, 2018

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$300,876,271	$158,520,158
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(446,705,100)	(383,787,958)
Proceeds from sales of long-term investments	331,907,662	141,472,110
Sales (purchases) of short-term investments, net	(84,563)	(70,441)
Call options written, net	400,791	456,269
Return of capital on distributions received	140,281,634	84,956,490
Deferred tax benefit	(86,769,107)	(11,839,667)
Net unrealized appreciation	(149,231,798)	(104,000,332)
Amortization of market premium, net	—	—
Net realized (gain) loss	(106,533,543)	(65,848,495)
Amortization of debt issuance costs	324,446	172,508
Changes in operating assets and liabilities:
Decrease in dividends, distributions and interest receivable from investments	292,515	141,455
Increase in current tax asset	(1,053,499)	(88,500)
(Increase) decrease in receivable for investments sold	6,563,246	3,747,053
(Increase) decrease in prepaid expenses and other assets	37,900	274,184
Decrease in payable for investments purchased	(11,497,201)	(1,523,478)
Increase (decrease) in payable to Adviser, net of fees waived	102,607	39,364
Increase (decrease) in accrued expenses and other liabilities	(2,290,423)	143,437
Total adjustments	(324,254,433)	(335,756,001)
Net cash provided by (used in) operating activities	$(23,378,162)	$(177,235,843)

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$6,535,303	$2,720,036

See accompanying Notes to Financial Statements.

40	Tortoise

2018 3rd Quarter Report | August 31, 2018

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$19,800,558	$2,803,451	$11,995,859

(29,530,441)	(302,815,834)	(44,231,142)
34,042,847	313,366,514	45,468,034
75,338	71,633	(98,007)
(766,400)	6,549,638	—
7,851,013	3,675,002	5,240,295
—	—	—
(21,508,712)	(4,538,385)	(5,779,155)
—	—	350,467
542,426	(1,575,819)	(5,026,333)
42,799	—	—

94,500	160,707	39,055
—	—	—
—	—	(89,044)
(16,742)	(15,485)	(12,953)
—	—	—
15,398	(7,257)	2,072
102,481	182,303	161,102
(9,055,493)	15,053,017	(3,975,609)
$10,745,065	$17,856,468	$8,020,250

$—	$904,137	$—

See accompanying Notes to Financial Statements.

Tortoise	41

TYG Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.93	$28.83	$29.28	$49.34	$43.36	$36.06
Income (Loss) from Investment Operations
Net investment loss(2)	(0.68)	(0.65)	(0.78)	(0.62)	(0.66)	(0.73)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	6.58	(1.64)	2.94	(16.85)	9.01	10.27
Total income (loss) from investment
operations	5.90	(2.29)	2.16	(17.47)	8.35	9.54
Distributions to Common Stockholders
Net investment income	—	—	—	—	—	—
Return of capital	(1.97)	(2.62)	(2.62)	(2.59)	(2.38)	(2.29)
Total distributions to
common stockholders	(1.97)	(2.62)	(2.62)	(2.59)	(2.38)	(2.29)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	0.11	0.01	0.01	(0.00)	0.01	0.05
Net Asset Value, end of period	$27.97	$23.93	$28.83	$29.28	$49.34	$43.36
Per common share market value,
end of period	$28.12	$25.86	$30.63	$26.57	$46.10	$49.76
Total investment return based on
market value(4)(5)	16.80%	(7.49)%	26.21%	(37.86)%	(2.54)%	33.77%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,499,967	$1,181,528	$1,412,274	$1,405,733	$2,369,068	$1,245,761
Average net assets (000’s)	$1,379,086	$1,406,724	$1,345,764	$1,974,038	$1,837,590	$1,167,339
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.59%	1.74%	1.74%	1.76%	1.65%	1.61%
Other operating expenses	0.13	0.12	0.12	0.10	0.13	0.12
Total operating expenses,
before fee waiver	1.72	1.86	1.86	1.86	1.78	1.73
Fee waiver(7)	(0.04)	(0.00)	(0.01)	—	(0.00)	(0.00)
Total operating expenses	1.68	1.86	1.85	1.86	1.78	1.73
Leverage expenses	1.87	1.78	2.29	1.75	1.38	1.59
Income tax expense (benefit)(8)	(8.38)	(5.28)	4.64	(24.50)	7.81	14.05
Total expenses	(4.83)%	(1.64)%	8.78%	(20.89)%	10.97%	17.37%

See accompanying Notes to Financial Statements.

42	Tortoise

2018 3rd Quarter Report | August 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.44)%	(2.27)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.40)%	(2.27)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%
Portfolio turnover rate(4)	14.53%	20.38%	24.23%	12.94%	15.33%	13.40%
Credit facility borrowings,
end of period (000’s)	$140,800	$112,700	$109,300	$66,000	$162,800	$27,600
Senior notes, end of period (000’s)	$390,000	$412,500	$442,500	$545,000	$544,400	$300,000
Preferred stock, end of period (000’s)	$165,000	$165,000	$165,000	$295,000	$224,000	$80,000
Per common share amount of senior
notes outstanding, end of period	$7.27	$8.35	$9.03	$11.35	$11.34	$10.44
Per common share amount of net assets,
excluding senior notes, end of period	$35.24	$32.28	$37.86	$40.63	$60.68	$53.80
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$4,137	$3,564	$3,858	$3,784	$4,667	$5,047
Asset coverage ratio of senior notes and
credit facility borrowings(9)	414%	356%	386%	378%	467%	505%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$32	$27	$30	$26	$35	$41
Asset coverage ratio of preferred stock(10)	316%	271%	297%	255%	354%	406%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents premium on shelf offerings of $0.12 per share, less the underwriting and offering costs of $0.01 per share, for the period from December 1, 2017 through August 31, 2018. Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2017, 2014 and 2013.
(8)	For the period from December 1, 2017 through August 31, 2018, TYG accrued $86,769,107 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $125,430,682 which is the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	43

NTG Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$15.96	$19.22	$18.65	$29.83	$28.00	$24.50
Income (Loss) from Investment Operations
Net investment loss(2)	(0.37)	(0.42)	(0.46)	(0.32)	(0.54)	(0.42)
Net realized and unrealized gain (loss)
on investments(2)	3.50	(1.15)	2.72	(9.17)	4.06	5.59
Total income (loss) from investment
operations	3.13	(1.57)	2.26	(9.49)	3.52	5.17
Distributions to Common Stockholders
Return of capital	(1.27)	(1.69)	(1.69)	(1.69)	(1.69)	(1.67)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.76)	—	(0.00)	(0.00)	—	0.00
Net Asset Value, end of period	$17.06	$15.96	$19.22	$18.65	$29.83	$28.00
Per common share market value,
end of period	$16.27	$15.90	$18.90	$16.18	$27.97	$27.22
Total investment return based on
market value(4)(5)	10.23%	(7.67)%	27.99%	(37.08)%	9.08%	16.27%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,077,585	$754,085	$904,866	$876,409	$1,401,926	$1,315,866
Average net assets (000’s)	$843,400	$892,196	$862,527	$1,174,085	$1,404,751	$1,274,638
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.56%	1.61%	1.56%	1.56%	1.48%	1.38%
Other operating expenses	0.15	0.14	0.16	0.12	0.10	0.10
Total operating expenses,
before fee waiver	1.71	1.75	1.72	1.68	1.58	1.48
Fee waiver	(0.04)	—	(0.01)	(0.09)	(0.16)	(0.23)
Total operating expenses	1.67	1.75	1.71	1.59	1.42	1.25
Leverage expenses	2.01	1.89	1.95	1.42	1.09	1.08
Income tax expense (benefit)(7)	(1.87)	(4.33)	7.25	(21.92)	7.04	11.09
Total expenses	1.81%	(0.69)%	10.91%	(18.91)%	9.55%	13.42%

See accompanying Notes to Financial Statements.

44	Tortoise

2018 3rd Quarter Report | August 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.98)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.94)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%
Portfolio turnover rate(4)	10.23%	20.94%	35.47%	17.54%	18.09%	13.42%
Credit facility borrowings,
end of period (000’s)	$83,000	$49,800	$46,800	$62,800	$68,900	$27,200
Senior notes, end of period (000’s)	$264,000	$284,000	$284,000	$348,000	$348,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$110,000	$110,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$4.18	$6.01	$6.03	$7.40	$7.40	$5.43
Per common share amount of net assets,
excluding senior notes, end of period	$21.23	$21.97	$25.25	$26.05	$37.23	$33.43
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,422	$3,589	$4,068	$3,353	$4,579	$5,982
Asset coverage ratio of senior notes and
credit facility borrowings(8)	442%	359%	407%	335%	458%	598%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$84	$67	$76	$69	$94	$113
Asset coverage ratio of preferred stock(9)	336%	270%	305%	275%	377%	454%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)

Represents the discounts on shares issued through rights offerings of $0.59, plus the underwriting and offering costs of $0.17 per share for the period from December 1, 2017 through August 31, 2018. Represents less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2013.

(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

For the period from December 1, 2017 through August 31, 2018, NTG accrued $11,839,667 for net deferred income tax benefit. Included in the current period accrual is a deferred tax benefit of $46,202,087 which is the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense.

(8)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	45

TTP Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$18.82	$23.42	$19.71	$35.04	$30.33	$25.24
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.12)	(0.05)	0.04	0.22	0.08	0.10
Net realized and unrealized gain (loss)(2)	2.10	(2.92)	5.30	(13.60)	6.26	6.62
Total income (loss) from investment
operations	1.98	(2.97)	5.34	(13.38)	6.34	6.72
Distributions to Common Stockholders
Net investment income	—	(0.05)	(0.38)	(0.34)	(0.02)	(0.57)
Net realized gain	—	(0.25)	(1.25)	(1.61)	(1.61)	(1.03)
Return of capital	(1.22)	(1.33)	—	—	—	(0.03)
Total distributions to common
stockholders	(1.22)	(1.63)	(1.63)	(1.95)	(1.63)	(1.63)
Net Asset Value, end of period	$19.58	$18.82	$23.42	$19.71	$35.04	$30.33
Per common share market value,
end of period	$17.73	$17.01	$21.55	$17.47	$32.50	$28.11
Total investment return based on
market value(3)(4)	11.81%	(14.18)%	34.89%	(41.19)%	21.68%	23.44%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$196,073	$188,517	$234,539	$197,443	$350,975	$303,797
Average net assets (000’s)	$190,223	$219,359	$192,888	$292,473	$357,486	$289,876
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.51%	1.43%	1.48%	1.44%	1.37%	1.42%
Other operating expenses	0.32	0.26	0.29	0.22	0.18	0.19
Total operating expenses,
before fee waiver	1.83	1.69	1.77	1.66	1.55	1.61
Fee waiver	—	(0.00)	(0.07)	(0.14)	(0.19)	(0.26)
Total operating expenses	1.83	1.69	1.70	1.52	1.36	1.35
Leverage expenses	1.37	1.06	1.23	0.93	0.75	0.90
Total expenses	3.20%	2.75%	2.93%	2.45%	2.11%	2.25%

See accompanying Notes to Financial Statements.

46	Tortoise

2018 3rd Quarter Report | August 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income (loss)
to average net assets before fee waiver(5)	(0.82)%	(0.21)%	0.12%	0.60%	0.02%	0.08%
Ratio of net investment income (loss)
to average net assets after fee waiver(5)	(0.82)%	(0.21)%	0.19%	0.74%	0.21%	0.34%
Portfolio turnover rate(3)	11.40%	24.23%	90.22%	18.84%	18.45%	31.43%
Credit facility borrowings,
end of period (000’s)	$20,800	$19,300	$16,600	$16,900	$26,000	$22,200
Senior notes, end of period (000’s)	$34,000	$34,000	$34,000	$54,000	$49,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$3.39	$5.39	$4.89	$4.89
Per common share amount of net assets,
excluding senior notes, end of period	$22.97	$22.21	$26.81	$25.10	$39.93	$35.22
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$4,870	$4,837	$5,951	$4,010	$5,893	$5,492
Asset coverage ratio of senior notes and
credit facility borrowings(6)	487%	484%	595%	401%	589%	549%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$94	$93	$113	$82	$121	$112
Asset coverage ratio of preferred stock(7)	377%	372%	452%	327%	486%	448%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014, and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.

(5)	Annualized for periods less than one full year.
(6)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(7)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	47

NDP Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$12.88	$16.95	$15.53	$22.76	$26.49	$22.73
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.23)	(0.20)	(0.12)	(0.10)	(0.12)	0.01
Net realized and unrealized gain (loss)(2)	0.42	(2.12)	3.29	(5.38)	(1.86)	5.50
Total income (loss) from investment
operations	0.19	(2.32)	3.17	(5.48)	(1.98)	5.51
Distributions to Common Stockholders
Net investment income(3)	—	—	—	(0.00)	(0.00)	(0.27)
Net realized gain	—	—	—	—	(1.66)	(1.42)
Return of capital	(1.31)	(1.75)	(1.75)	(1.75)	(0.09)	(0.06)
Total distributions to common
stockholders	(1.31)	(1.75)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of period	$11.76	$12.88	$16.95	$15.53	$22.76	$26.49
Per common share market value,
end of period	$12.69	$12.39	$15.85	$13.18	$21.29	$24.08
Total investment return based on
market value(4)(5)	14.18%	(11.04)%	36.27%	(31.05)%	(5.16)%	15.83%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$172,423	$187,889	$246,088	$225,410	$330,458	$384,471
Average net assets (000’s)	$181,777	$209,940	$212,528	$288,672	$413,380	$366,900
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.48%	1.43%	1.42%	1.33%	1.25%	1.25%
Other operating expenses	0.32	0.26	0.29	0.21	0.16	0.16
Total operating expenses,
before fee waiver	1.80	1.69	1.71	1.54	1.41	1.41
Fee waiver	—	(0.01)	(0.13)	(0.13)	(0.17)	(0.17)
Total operating expenses	1.80	1.68	1.58	1.41	1.24	1.24
Leverage expenses	0.93	0.56	0.37	0.21	0.14	0.16
Total expenses	2.73%	2.24%	1.95%	1.62%	1.38%	1.40%

See accompanying Notes to Financial Statements.

48	Tortoise

2018 3rd Quarter Report | August 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.43)%	(1.41)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%
Ratio of net investment income (loss) to
average net assets after fee waiver(6)	(2.43)%	(1.40)%	(0.85)%	(0.48)%	(0.44)%	0.04%
Portfolio turnover rate(4)	121.71%	64.88%	47.03%	15.63%	43.21%	45.56%
Credit facility borrowings,
end of period (000’s)	$65,200	$64,500	$63,800	$61,800	$56,200	$56,300
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$3,645	$3,913	$4,857	$4,647	$6,880	$7,829
Asset coverage ratio of credit facility
borrowings(7)	364%	391%	486%	465%	688%	783%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(4)	Not annualized for periods less than one full year.
(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	49

TPZ Financial Highlights

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$21.33	$23.89	$21.23	$31.08	$28.12	$26.76
Income (loss) from Investment Operations
Net investment income(2)	0.17	0.59	0.71	0.88	0.81	0.76
Net realized and unrealized gain (loss)(2)	1.56	(1.65)	3.49	(7.87)	3.65	2.10
Total income (loss) from investment
operations	1.73	(1.06)	4.20	(6.99)	4.46	2.86
Distributions to Common Stockholders
Net investment income	(1.13)	(1.04)	(1.29)	(0.91)	(0.90)	(0.50)
Net realized gain	—	(0.36)	(0.25)	(1.95)	(0.60)	(1.00)
Return of capital	—	(0.10)	—	—	—	—
Total distributions to common
stockholders	(1.13)	(1.50)	(1.54)	(2.86)	(1.50)	(1.50)
Net Asset Value, end of period	$21.93	$21.33	$23.89	$21.23	$31.08	$28.12
Per common share market value,
end of period	$19.40	$19.94	$21.43	$18.53	$26.90	$24.74
Total investment return based on
market value(3)(4)	3.13%	(0.27)%	25.57%	(22.54)%	14.94%	3.80%
Total investment return based on
net asset value(3)(5)	8.98%	(4.31)%	22.18%	(23.19)%	16.84%	11.36%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$152,418	$148,243	$166,073	$147,563	$216,048	$195,484
Average net assets (000’s)	$147,871	$162,708	$146,274	$187,752	$208,698	$193,670
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.28%	1.25%	1.27%	1.20%	1.12%	1.13%
Other operating expenses	0.37	0.31	0.39	0.31	0.26	0.26
Total operating expenses,
before fee waiver	1.65	1.56	1.66	1.51	1.38	1.39
Fee waiver	—	—	—	(0.01)	(0.07)	(0.12)
Total operating expenses	1.65	1.56	1.66	1.50	1.31	1.27
Leverage expenses	0.94	0.59	0.44	0.26	0.19	0.25
Current foreign tax expense(7)	—	—	—	—	—	—
Total expenses	2.59%	2.15%	2.10%	1.76%	1.50%	1.52%

See accompanying Notes to Financial Statements.

50	Tortoise

2018 3rd Quarter Report | August 31, 2018

	Period from
	December 1, 2017
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2018	2017	2016	2015	2014	2013
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	1.06%	2.51%	3.39%	3.25%	2.62%	2.62%
Ratio of net investment income to
average net assets after fee waiver(6)	1.06%	2.51%	3.39%	3.26%	2.69%	2.74%
Portfolio turnover rate(3)	22.38%	30.86%	40.61%	30.99%	18.39%	12.21%
Credit facility borrowings,
end of period (000’s)	$53,200	$53,400	$50,600	$49,900	$42,400	$37,400
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,865	$3,776	$4,282	$3,957	$6,095	$6,227
Asset coverage ratio of senior notes and
credit facility borrowings(7)	387%	378%	428%	396%	610%	623%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)

The per common share data for the years ended November 30, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.

(3)	Not annualized for periods less than one full year.
(4)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.

(5)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.
(7)

Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	51

Notes to Financial Statements (unaudited)
August 31, 2018

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

52	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2018. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,067,096,468	$—	$18,842,657	$2,085,939,125
Common Stock(a)	268,058,628	—	—	268,058,628
Preferred Stock(a)	12,737,616	—	31,406,431	44,144,047
Private Investments(a)	—	—	43,439,223	43,439,223
Short-Term Investment(b)	292,691	—	—	292,691
Total Investments	$2,348,185,403	$—	$93,688,311	$2,441,873,714
Interest Rate Swap Contracts	—	96,313	—	96,313
Total Assets	$2,348,185,403	$96,313	$93,688,311	$2,441,970,027
Liabilities
Written Call Options	$76,126	$6,341	$—	$82,467

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,332,457,544	$—	$14,140,243	$1,346,597,787
Common Stock(a)	245,730,770	—	—	245,730,770
Preferred Stock(a)	39,439,296	—	17,915,532	57,354,828
Short-Term Investment(b)	232,598	—	—	232,598
Total Assets	$1,617,860,208	$—	$32,055,775	$1,649,915,983
Liabilities
Written Call Options	$213,878	$—	$—	$213,878

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$178,163,883	$—	$—	$178,163,883
Master Limited Partnerships and Related Companies(a)	74,716,357	—	2,129,312	76,845,669
Preferred Stock(a)	7,437,195	—	5,332,183	12,769,378
Short-Term Investment(b)	212,716	—	—	212,716
Total Assets	$260,530,151	$—	$7,461,495	$267,991,646
Liabilities
Written Call Options	$13,575	$383,260	$—	$396,835

Tortoise	53

Notes to Financial Statements (unaudited) (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$186,837,700	$—	$—	$186,837,700
Master Limited Partnerships and Related Companies(a)	50,702,785	—	2,001,227	52,704,012
Preferred Stock(a)	—	—	2,301,221	2,301,221
Short-Term Investment(b)	241,297	—	—	241,297
Total Assets	$237,781,782	$—	$4,302,448	$242,084,230
Liabilities
Written Call Options	$561,334	$2,978,593	$—	$3,539,927

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$99,959,337	$—	$99,959,337
Master Limited Partnerships and Related Companies(a)	56,213,652	—	1,678,717	57,892,369
Common Stock(a)	37,990,260	—	—	37,990,260
Preferred Stock(a)	4,271,061	—	4,080,889	8,351,950
Short-Term Investment(b)	224,122	—	—	224,122
Total Investments	98,699,095	99,959,337	5,759,606	204,418,038
Interest Rate Swap Contracts	—	135,015	—	135,015
Total Assets	$98,699,095	$100,094,352	$5,759,606	$204,553,053

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2018, Phillips 66 Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $27,160,073, $25,020,763, $1,728,636, $1,507,572, and $1,333,876, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Phillips 66 Partners LP. There were no other transfers between levels for the Funds during the period ended August 31, 2018.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2018:

Master Limited Partnerships and Related Companies	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$—	$—	$—	$—	$—
Purchases	23,177,027	17,392,945	2,619,141	2,461,630	2,064,939
Return of capital	(1,318,340)	(989,334)	(148,979)	(140,020)	(117,455)
Sales	(30)	(41)	(22)	(50)	(56)
Total realized gain/loss	(6)	(12)	(6)	(14)	(14)
Change in unrealized gain/loss	(3,015,994)	(2,263,315)	(340,822)	(320,319)	(268,697)
Balance — end of period	$18,842,657	$14,140,243	$2,129,312	$2,001,227	$1,678,717

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$23,396,034	$13,174,382	$2,266,699	$2,147,342	$1,811,854
Purchases	6,277,000	3,763,000	2,877,000	—	2,120,000
Return of capital	(1,666,355)	(938,330)	(161,443)	(152,942)	(129,047)
Sales	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—
Change in unrealized gain/loss	3,399,752	1,916,480	349,927	306,821	278,082
Balance — end of period	$31,406,431	$17,915,532	$5,332,183	$2,301,221	$4,080,889

54	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

Private Investments	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$25,886,172	$—	$—	$—	$—
Purchases	28,065,572	—	—	—	—
Return of capital	(9,199,170)	—	—	—	—
Sales	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—
Change in unrealized gain/loss	(1,313,351)	—	—	—	—
Balance — end of period	$43,439,223	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gain/loss on
investments still held at August 31, 2018	$(929,593)	$(346,835)	$9,105	$(13,498)	$9,385

The Funds own units of Buckeye Partners, LP (BPL) Class C shares. The units will convert on a one-for-one basis to BPL common units no later than March 2, 2020. An illiquidity discount is being applied to publicly traded BPL units to determine the fair value of the investment.

The Funds own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, and TPZ own units of preferred stock of SemGroup Corporation (“SEMG Pfd”) that were issued in a private placement transaction that closed on January 19, 2018. The preferred stock provides the purchaser an option to convert into common stock after 18 months at a price of $33.00 per share. In addition, the issuer can force conversion to common stock after 3 years at a price of $47.85 per share.

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

TYG is a minority owner of a private investment, MTP Energy KMAA, LLC, which represents an indirect interest in Tallgrass Energy, LP. An illiquidity discount is being applied to publicly traded Tallgrass Energy, LP units to determine the fair value of the private investment.

TYG owns units of Tortoise HoldCo II, LLC, a wholly-owned investment of TYG, which acquired an approximately 40 megawatt commercial and industrial solar portfolio. As of August 31, 2018, TYG has committed a total of $31,227,148 of equity funding to Tortoise HoldCo II, LLC. Fair value of Tortoise HoldCo II, LLC is net of tax credits.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2018:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Master Limited Partnership	$18,842,657	$14,140,243	$2,129,312	$2,001,227	$1,678,717
Preferred Stock	$31,406,431	$17,915,532	$5,332,183	$2,301,221	$4,080,889
Private Investment	$43,439,223	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Master Limited Partnership	Discount to publicly traded units	Illiquidity spread	3.44%
Preferred Stock (TRGP Pfd)	Lattice model	Illiquidity spread	1.25%
Preferred Stock (TRGP Pfd)	Lattice model	Seniority spread	0.25%
Preferred Stock (SEMG Pfd)	Lattice model	Illiquidity spread	0.90%
Preferred Stock (SEMG Pfd)	Lattice model	Seniority spread	0.25%
Private Investment (MTP Energy)	Discount to publicly traded units	Illiquidity discount	8.00%
Private Investment (HoldCo II, LLC)	Discounted cash flows model	Contracted weighted average
		cost of capital	6.50%
		Post-contracted weighted average
		cost of capital	8.50%
	Recent transaction	Purchase price	$6,673,619

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of

Tortoise	55

Notes to Financial Statements (unaudited) (continued)

ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2017, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2016 through November 30, 2017 based on the 2017 tax reporting information received. These reclassifications amounted to:

	Decrease in Net		Increase in		Increase (Decrease)
	Investment Income		Unrealized Appreciation		in Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(11,725,829)	$(0.219)	$11,124,478	$0.207	$601,351	$0.012
After-tax	$(8,978,468)	$(0.167)	$8,518,013	$0.159	$460,455	$0.008
NTG
Pre-tax	$(2,579,159)	$(0.041)	$2,622,975	$0.042	$(43,816)	$(0.001)
After-tax	$(1,982,342)	$(0.031)	$2,016,019	$0.032	$(33,677)	$(0.001)
TTP	$(223,121)	$(0.022)	$385,455	$0.038	$(162,334)	$(0.016)
NDP	$(456,680)	$(0.031)	$462,183	$0.032	$(5,503)	$(0.001)
TPZ	$(623,363)	$(0.090)	$625,653	$0.090	$(2,290)	$(0.000)

Subsequent to the period ended February 28, 2018, the Funds reallocated the amount of investment income and return of capital they recognized in the current fiscal year based on their revised 2018 estimates, after considering the final allocations for 2017. These reclassifications amounted to:

	Decrease in Net		Increase (Decrease)		Increase (Decrease)
	Investment Income		in Unrealized Appreciation		in Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(3,491,859)	$(0.065)	$2,849,921	$0.053	$641,938	$0.012
After-tax	$(2,673,716)	$(0.050)	$2,182,184	$0.041	$491,532	$0.009
NTG
Pre-tax	$(1,642,058)	$(0.026)	$1,621,276	$0.026	$20,782	$0.000
After-tax	$(1,262,086)	$(0.020)	$1,246,113	$0.020	$15,973	$0.000
TTP	$(356,361)	$(0.036)	$470,774	$0.047	$(114,413)	$(0.011)
NDP	$(57,658)	$(0.004)	$(7,558)	$(0.001)	$65,216	$0.005
TPZ	$(238,586)	$(0.034)	$191,472	$0.027	$47,114	$0.007

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the marginal federal income tax rate for a corporation is 21%.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

56	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2018, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

       TYG — November 30, 2014 through 2017

       NTG — November 30, 2012 through 2017

       TTP, NDP and TPZ — November 30, 2014 through 2017

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2017 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	72%	100%	17%	89%	—	13%
Ordinary dividend income	—	—	—	—	—	—	—	56%
Return of capital	—	—	28%	—	81%	—	100%	7%
Long-term capital gain	—	—	—	—	2%	11%	—	24%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2018.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $336,085 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2018. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2018 for Series PP Notes ($4,366) that were issued in September 2017.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $873,894 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2018. Capitalized costs (excluding underwriter commissions) were reflected during the period ended August 31, 2018 for Series N Notes ($56,187) and Series O Notes ($43,896) that were issued in December 2017 and for MRP E Shares ($67,925) and MRP F Shares ($42,453) that were issued in December 2017.

There were no offering or debt issuance costs recorded during the period ended August 31, 2018, for TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

Tortoise	57

Notes to Financial Statements (unaudited) (continued)

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
On December 22, 2017 The Tax Cuts and Jobs Act was signed into law thus reducing the U.S. corporate tax rate from 35% to 21%. For the fiscal year ending November 30, 2018, TYG and NTG will use an effective tax rate of 24.56% and 24.28% respectively, to calculate the current tax liability (if any). Additionally, an effective rate of 23.43% and 23.14% will be used to calculate the deferred tax liability.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to eliminate or modify certain disclosure requirements that have become duplicative, overlapping or outdated in light of other SEC disclosure requirements, GAAP or “changes in the information environment.” The amendments will become effective 30 days after their publication in the Federal Register. As of the date of this report, the amendments have not yet been published. Management has evaluated these amendments and has determined they will not materially impact the financial statements.

In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of August 31, 2018 are as follows:

       TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

       NTG — 0.95%.

       TTP — 1.10%.

       NDP — 1.10%.

       TPZ — 0.95%.

58	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six-month period following the date of issuance, as well as agreed to similarly waive fees related to the proceeds received from the issuance of common stock from private placement transactions in TYG and from a rights offering in NTG that occurred during the period.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of August 31, 2018 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$3,820,848	$10,996,791
AMT credit	—	2,782,197
Investment tax credit	12,100,777	—
	15,921,625	13,778,988
Deferred tax liabilities:
Basis reduction of investments	193,723,070	91,701,670
Net unrealized gains on investment securities	77,508,700	32,610,441
	271,231,770	124,312,111
Total net deferred tax liability	$255,310,145	$110,533,123

At August 31, 2018, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

During the period ending August 31, 2018, through its investment in Tortoise Holdco II, LLC, TYG received approximately $12,000,000 in Investment Tax Credits which can be used to offset current federal tax liability, if any.

Total income tax expense (benefit) for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended August 31, 2018, as follows:

	TYG	NTG
Application of statutory income tax rate	$44,962,504	$30,802,903
State income taxes, net of federal tax effect	5,202,805	3,138,965
Permanent differences	597,043	420,552
Change in deferred tax liability due to change in overall tax rate	(125,430,682)	(46,202,087)
Investment Tax Credit	(12,100,777)	—
Total income tax (benefit)	$(86,769,107)	$(11,839,667)

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate. Pursuant to the passing of the Tax Cuts and Jobs Act, TYG and NTG revalued their deferred tax assets and liabilities. As such, TYG and NTG recorded a deferred tax benefit as a result of the reduction in the federal rate from 35% to 21%. For the period from December 1, 2017 through August 31, 2018, TYG and NTG decreased its overall rate from 37.00% to 23.43% and from 36.76% to 23.14%, respectively.

For the period ended August 31, 2018, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Deferred tax benefit
Federal	$(77,770,007)	$(10,744,730)
State (net of federal tax effect)	(8,999,100)	(1,094,937)
Total deferred tax (benefit)	(86,769,107)	(11,839,667)
Total income tax (benefit), net	$(86,769,107)	$(11,839,667)

Tortoise	59

Notes to Financial Statements (unaudited) (continued)

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2017, TYG and NTG had net operating losses for federal income tax purposes of approximately $2,509,000 (from TYN) and $54,619,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2036 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

The amount of deferred tax asset for net operating losses and capital loss carryforward at August 31, 2018 includes amounts for the period from December 1, 2017 through August 31, 2018. As of November 30, 2017, NTG had $2,782,197 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019, or 2020 and any remaining unused credit will be fully refundable in 2021.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(32,347,366)		$(40,077,121)		$19,452,478
Capital loss carryforwards	—		(31,731,168)		—
Qualified late year ordinary losses	—		(2,368,975)	(1)	—
Other temporary differences	(796,877)	(2)	(3,324,398)	(2)	(16,035)
Accumulated earnings (deficit)	$(33,144,243)		$(77,501,662)		$19,436,443

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2017, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2017, NDP had a long-term capital loss carryforward of approximately $31,731,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of August 31, 2018, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,301,547,144	$1,115,140,186	$267,942,331	$277,463,477	$174,546,120
Gross unrealized appreciation of investments	$1,171,004,961	$562,306,209	$30,451,263	$16,368,614	$32,865,648
Gross unrealized depreciation of investments	(30,279,970)	(27,288,021)	(30,429,797)	(53,079,802	(2,858,715)
Net unrealized appreciation (depreciation) of investments	$1,140,724,991	$535,018,188	$21,466	$(36,711,188)	$30,006,933

60	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Buckeye Partners, L.P. was $44.43 on March 2, 2018, the date of the purchase agreement and the date an enforceable right to acquire the restricted Buckeye Partners, L.P. units was obtained by each fund. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2018.

TYG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	553,870	03/02/18-08/10/18	$23,177,027	$18,842,657	1.2%
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	6,277,000	6,333,842	0.4
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	25,072,589	1.7
MTP Energy KMAA LLC	Private Investment	N/A	06/29/18	22,555,779	23,808,297	1.6
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-08/31/18	31,227,148	19,630,926	1.3
				$102,501,347	$93,688,311	6.2%

NTG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	415,645	03/02/18-08/10/18	$17,392,945	$14,140,243	1.3%
SemGroup Corporation,
7.000%	Preferred Stock	3,763	01/19/18	3,763,000	3,797,076	0.4
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,115,122	14,118,456	1.3
				$31,272,067	$32,055,775	3.0%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	62,590	03/02/18-08/10/18	$2,619,141	$2,129,312	1.1%
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	2,877,000	2,903,053	1.5
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,429,130	1.2
				$7,362,647	$7,461,495	3.8%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Buckeye Partners, L.P.	Master Limited Partnership	58,825	03/02/18-08/10/18	$2,461,630	$2,001,227	1.2%
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,301,221	1.3
				$4,229,853	$4,302,448	2.5%

Tortoise	61

Notes to Financial Statements (unaudited) (continued)

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Ascent Resources Utica
Holdings, LLC,
10.000%, 04/01/2022*	Corporate Bond	$2,000,000	08/27/18	$2,220,000	$2,210,000	1.4%
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	3,810,000	4,079,920	2.7
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$1,900,000	06/18/18-06/19/18	1,911,250	1,914,250	1.3
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,155,742	2.1
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,155,970	1.4
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,553,829	1.0
Hess Corporation,
5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/06/18	4,196,600	4,191,200	2.7
Midcontinent Express
Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,045,252	1.3
NGPL PipeCo LLC,
4.875%, 08/15/2027*	Corporate Bond	$2,000,000	07/30/18	2,030,000	2,015,480	1.3
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,007,500	0.7
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,340,909	09/17/12	1,530,540	1,399,451	0.9
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,000,000	2.0
Buckeye Partners, L.P.	Master Limited Partnership	49,345	03/02/18-08/10/18	2,064,940	1,678,717	1.1
SemGroup Corporation,
7.000%	Preferred Stock	2,120	01/19/18	2,120,000	2,139,198	1.4
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,941,691	1.3
				$34,295,400	$34,488,200	22.6%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended August 31, 2018 is as follows:

TYG:
						8/31/18		Net Change
	11/30/17	Gross	Gross	Realized	Distributions	Share	8/31/18	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
Tortoise HoldCo II, LLC	N/A	$5,509,793	$9,199,170	—	$250,000	N/A	$19,630,926	$2,565,869

8. Investment Transactions

For the period ended August 31, 2018, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$ 446,705,100	$ 383,787,958	$ 29,530,441	$ 302,815,834	$ 44,231,142
Sales	$ 331,907,662	$ 141,472,110	$ 34,042,847	$ 313,366,514	$ 45,468,034

62	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2018, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of August 31, 2018 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series N	September 27, 2018	3.15%		Semi-Annual	$10,000,000	$10,133,875
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,192,520
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,019,104
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,353,187
Series LL	June 14, 2020	3.54	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,226,101
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,282,956
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	24,992,684
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,376,845
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	9,789,936
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,056,306
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,068,038
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,473,476
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,217,553
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	19,559,287
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	25,362,760
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,169,828
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	9,769,167
Series MM	June 14, 2025	3.59	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	28,797,195
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	9,770,788
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	28,938,406
Series PP	September 25, 2027	3.33%		Semi-Annual	25,000,000	24,029,323
					$390,000,000	$387,579,335

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from June 14, 2018 through September 13, 2018. The weighted-average interest rate for the period from December 1, 2017 through August 31, 2018 was 3.16%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from June 14, 2018 through September 13, 2018. The weighted-average interest rate for the period from December 1, 2017 through August 31, 2018 was 3.21%.

TYG’s Series I Notes with a notional amount of $10,000,000 and a fixed interest rate of 4.35% were paid in full upon maturity on May 12, 2018. TYG’s Series X Notes with a notional amount of $12,500,000 and a fixed interest rate of 4.55% were paid in full upon maturity on June 15, 2018.

Tortoise	63

Notes to Financial Statements (unaudited) (continued)

NTG:

					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series K	September 9, 2019	3.63	%(1)	Quarterly	$35,000,000	$35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	114,093,814
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,307,966
Series L	April 17, 2021	3.79	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	9,914,189
Series N	December 13, 2024	3.18%		Semi-Annual	32,000,000	30,810,887
Series O	December 13, 2027	3.47%		Semi-Annual	25,000,000	24,097,407
					$264,000,000	$264,224,263

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from June 11, 2018 through September 9, 2018. The weighted-average rate for the period from December 1, 2017 through August 31, 2018 was 3.24%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from July 17, 2018 through October 16, 2018. The weighted-average rate for the period from December 1, 2017 through August 31, 2018 was 3.42%.

On December 13, 2017, NTG issued $32,000,000 Series N Senior Notes which carry a fixed interest rate of 3.18% and mature on December 13, 2024 and $25,000,000 Series O Senior Notes which carry a fixed interest rate of 3.47% and mature on December 13, 2027.

NTG’s Series C Notes, with a notional amount of $57,000,000 and a fixed interest rate of 3.73%, were paid in full upon maturity on December 15, 2017. NTG’s Series I Notes with a notional amount of $10,000,000 and a fixed interest rate of 2.77% were paid in full upon maturity on April 17, 2018. NTG’s Series G Notes with a notional amount of $10,000,000 and a fixed interest rate of 4.35% were paid in full upon maturity on May 12, 2018.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,046,548
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	5,930,792
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,226,918
Series G	December 12, 2022	3.38	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$34,204,258

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from June 12, 2018 to September 11, 2018. The weighted-average interest rate for the period from December 1, 2017 through August 31, 2018 was 2.99%.

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at August 31, 2018. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2018, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of August 31, 2018 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

64	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at August 31, 2018. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$84,270,483
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	79,726,980
			16,500,000	$165,000,000	$163,997,463

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at August 31, 2018. NTG issued 1,600,000 shares of MRP E Stock (aggregate liquidation preference $40,000,000) and 1,000,000 shares of MRP F Stock (aggregate liquidation preference $25,000,000) on December 13, 2017. On December 15, 2017, NTG redeemed 2,600,000 shares (aggregate liquidation preference $65,000,000) of MRP B Stock. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series C	December 8, 2020	3.73%	200,000	$5,000,000	$4,946,425
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	39,685,421
Series E	December 13, 2024	3.78%	1,600,000	40,000,000	38,398,774
Series F	December 13, 2027	4.07%	1,000,000	25,000,000	24,010,736
			4,400,000	$110,000,000	$107,041,356

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at August 31, 2018. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,157,673

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise	65

Notes to Financial Statements (unaudited) (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2017 through August 31, 2018, as well as the principal balance and interest rate in effect at August 31, 2018 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
		The Bank	Bank of America,	The Bank	The Bank	The Bank
Lending syndicate agent	U.S. Bank, N.A.	of Nova Scotia	N.A.	of Nova Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$130,000,000	$90,000,000	$97,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2020	June 12, 2019	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)
For the period ended August 31, 2018:
Average principal balance	$55,300,000	$62,500,000	$58,100,000	$20,000,000	$63,500,000	$51,900,000
Average interest rate	3.04%	3.04%	3.04%	2.96%	2.64%	2.64%
As of August 31, 2018:
Principal balance outstanding	$77,800,000	$63,000,000	$83,000,000	$20,800,000	$65,200,000	$53,200,000
Interest rate	3.31%	3.31%	3.31%	3.24%	2.91%	2.91%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $48,500,000 and 0.15% when the outstanding balance is at least $48,500,000, but below $67,900,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $67,900,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.

On June 22, 2018, TYG entered into an amendment to its credit facility with The Bank of Nova Scotia that extends the credit facility through June 22, 2020. The terms of the amendment provide for an unsecured revolving credit facility of $90,000,000. During the extension, outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 1.20 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2018, each Fund was in compliance with credit facility terms.

66	Tortoise

2018 3rd Quarter Report | August 31, 2018

Notes to Financial Statements (unaudited) (continued)

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2017 through August 31, 2018 was $15,000,000 and $14,800,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at August 31, 2018:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts	Assets Presented in
	Gross Amounts	Offset in the	the Statements
	of Recognized	Statements of	of Assets &	Financial	Cash Collateral
Description	Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$96,313	$—	$96,313	$—	$—	$96,313
TPZ: Interest Rate Swap Contracts	$135,015	$—	$135,015	$—	$—	$135,015

Written Call Options
Transactions in written option contracts for TYG, TTP and NDP for the period from December 1, 2017 through August 31, 2018, are as follows:

	TYG		NTG
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2017	—	$—	—	$—
Options written	20,727	400,791	20,152	456,269
Options closed*	—	—	—	—
Options exercised	(1,445)	(16,216)	—	—
Options expired	—	—	—	—
Options outstanding at August 31, 2018	19,282	$384,575	20,152	$456,269

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2017	7,113	$353,524	50,578	$1,895,945
Options written	56,532	3,769,085	429,837	19,622,681
Options closed*	(55,166)	(3,532,289)	(330,808)	(15,517,883)
Options exercised	(2,192)	(164,714)	(71,912)	(2,804,484)
Options expired	(532)	(56,620)	(31,484)	(988,273)
Options outstanding at August 31, 2018	5,755	$368,986	46,211	$2,207,986

*

The aggregate cost of closing written option contracts was $0 for TYG, $0 for NTG, $4,370,771 for TTP and $10,268,559 for NDP, resulting in net realized gain (loss) of $0, $0, $(838,481) and $5,249,324 for TYG, NTG, TTP and NDP, respectively.

Tortoise	67

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at August 31, 2018:

	Assets/(Liabilities)
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$96,313
TYG: Written equity call options	Options written, at fair value	$(82,467)
NTG: Written equity call options	Options written, at fair value	$(213,878)
TTP: Written equity call options	Options written, at fair value	$(396,835)
NDP: Written equity call options	Options written, at fair value	$(3,539,927)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$135,015

The following table presents the effect of derivatives on the Statements of Operations for the period ended August 31, 2018:

		Net Realized	Net Unrealized
Derivatives not accounted for	Location of Gains (Losses)	Gain (Loss) on	Appreciation
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(55,858)	$254,015
TYG: Written equity call options	Options	$16,216	$302,108
NTG: Written equity call options	Options	$—	$242,391
TTP: Written equity call options	Options	$(782,455)	$(59,169)
NDP: Written equity call options	Options	$6,237,597	$(1,414,477)
TPZ: Interest rate swap contracts	Interest rate swaps	$14,625	$92,231

13. Subsequent Events

TYG:
TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG:
On September 4, 2018, NTG entered into an amendment to its credit facility with Bank of America, N.A. that increased the capacity of the credit facility. The terms of the amendment provide for an unsecured revolving credit facility of $120,000,000, an increase of the previous capacity of $97,000,000. Other terms of the agreement were unchanged.

On October 16, 2018, NTG issued $20,000,000 Series P Senior Notes which carry a fixed interest rate of 3.79% and mature on October 16, 2023, $15,000,000 Series Q Senior Notes which carry a fixed interest rate of 3.97% and mature on October 16, 2025 and $13,000,000 Series R Senior Notes which carry a fixed interest rate of 4.02% and mature on October 16, 2026.

On October 16, 2018, NTG issued 880,000 Series G Mandatory Redeemable Preferred Shares (aggregate liquidation preference $22,000,000). The Series G Mandatory Redeemable Preferred Shares carry a fixed interest rate of 4.39% and a mandatory redemption date of October 16, 2023.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On September 28, 2018, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $13,876.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

68	Tortoise

2018 3rd Quarter Report | August 31, 2018

Additional Information (unaudited)

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2017 through August 31, 2018, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$139,550	$125,000	$85,000	$85,000	$81,250

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2018 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise	69

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com